As filed with the Securities and Exchange Commission on September 28, 1998


                                File No. 811-9130


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 12


                             SCHRODER CAPITAL FUNDS

                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900


                             Cheryl O. Tumlin, Esq.
                         Forum Financial Services, Inc.
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                            Timothy W. Diggins, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110


                              Carin Muhlbaum, Esq.
                 Schroder Capital Management International Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019





                                EXPLANATORY NOTE

This Registration Statement is being filed by Registrant pursuant to Section 8 of the Investment Company Act of 1940, as amended. Beneficial interests in the series of Registrant are not being registered under the Securities Act of 1933, as amended, because such interests are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of that act. Investments in a series of the Registrant may be made only by certain institutional investors, whether organized within or outside the United States (excluding individuals, S corporations, partnerships, and grantor trusts beneficially owned by any individuals, S corporations or partnerships). This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any series of Registrant.

                                     PART A
                         (Private Placement Memorandum)

                             SCHRODER CAPITAL FUNDS
                                    --------

                            International Equity Fund

                           Schroder EM Core Portfolio

               Schroder International Smaller Companies Portfolio

                    Schroder U.S. Smaller Companies Portfolio


                        Schroder Global Growth Portfolio

                                 October 1, 1998


                                  Introduction


Schroder Capital Funds (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to offer beneficial interests ("Interests") in separate series, each with a distinct investment objective and policies. The Trust currently offers eight portfolios: International Equity Fund, Schroder EM Core Portfolio, Schroder International Smaller Companies Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder Emerging Markets Fund Institutional Portfolio, Schroder Global Growth Portfolio, Schroder Japan Portfolio and Schroder Asian Growth Fund Portfolio. Additional portfolios may be added in the future. This Part A relates to all the portfolios (other than Schroder Emerging Markets Fund Institutional Portfolio, Schroder Japan Portfolio and Schroder Asian Growth Fund Portfolio). The portfolios herein are referred to as a "Portfolio" and collectively, the "Portfolios". Schroder Capital Management International Inc. ("SCMI") is each Portfolio's investment adviser. Each of the Portfolios, except Schroder EM Core Portfolio, is "diversified".


Interests are offered on a no-load basis exclusively to various qualified investors (including other investment companies) as described under "General Description of Registrant". Interests of the Trust are not offered publicly and, accordingly, are not registered under the Securities Act of 1933 (the "1933 Act").

                        GENERAL DESCRIPTION OF REGISTRANT


The Trust was organized as a business trust under the law of the State of Delaware on September 7, 1995 under a Trust Instrument dated September 6, 1995. The Trust has an unlimited number of authorized Interests. The assets of each Portfolio, and of any other portfolios now existing or created in the future, belong only to the Portfolio or those other portfolios, as the case may be. The assets belonging to a Portfolio are charged with the liabilities of and all expenses, costs, charges and reserves attributable to that Portfolio. Schroder EM Core Portfolio is a non-diversified series of the Trust. Each of the other Portfolios is a diversified series of the Trust.


Interests in each Portfolio are offered solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Portfolio may be made only by certain qualified investors (generally excluding S corporations, partnerships, and grantor trusts beneficially owned by any individuals, S corporations, or partnerships).
Investors may be organized within or outside the U.S. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

An investor may subscribe for a beneficial interest in a Portfolio by contacting Forum Financial Services, Inc., the Trust's placement agent, at Two Portland Square, Portland, Maine 04101, (207) 879-1900, for a complete subscription package, including a subscription agreement. The Trust and the placement agent reserve the right to refuse to accept any subscription for any reason. The Trust has filed with the Securities and Exchange Commission a second half (Part B) to this Memorandum which contains more detailed information about the Trust and the Portfolios. Part B, which is incorporated into this Memorandum by reference, also is available from the placement agent.


THE TRUST'S SECURITIES DESCRIBED IN THIS PRIVATE PLACEMENT MEMORANDUM ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE. INTERESTS MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER: (1) THE TERMS OF THE TRUST'S TRUST INSTRUMENT, AND (2) THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

TABLE OF CONTENTS
                                                                            Page
Introduction                                                                   1
General Description of Registrant                                              1
Investment Objectives and Policies                                             3
Investment Restrictions                                                       12
Management of the Trust                                                       14
Capital Stock and Other Securities                                            15
Purchase of Securities                                                        16
Redemption or Repurchase                                                      17
Pending Legal Proceedings                                                     18
Appendix A

                       INVESTMENT OBJECTIVES AND POLICIES

         Each Portfolio has a different investment objective that it pursues through the investment policies described below.

         Because of the differences in objectives and policies among the Portfolios, the Portfolios will achieve different investment returns and will be subject to varying degrees of market and financial risk. There is no assurance that any Portfolio will achieve its objective. None of the Portfolios is intended to be a complete investment program.

         A Portfolio's investment objective may not be changed without interestholder approval. The investment policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trust's Board of Trustees without a vote of the interestholders. All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment, except that the policies stated with regard to borrowing and liquidity will be observed at all times.

INTERNATIONAL EQUITY FUND

         International Equity Fund's investment objective is long-term capital appreciation through investment in securities markets outside the United States. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing. They may also include American Depositary Receipts, European Depositary Receipts, and other similar instruments providing for indirect investment in securities of foreign issuers. The Portfolio may also invest in securities of closed-end investment companies that invest in turn primarily in foreign securities.

     The Portfolio normally invests at least 65% of its assets in equity securities of companies domiciled outside the United States and will invest in securities of issuers domiciled in at least three countries other than the United States. There is no limit on the amount of the Portfolio's assets that may be invested in securities of issuers domiciled in any one country. When the Portfolio has invested a substantial portion of its assets in the securities of companies domiciled in a single country, it will be more susceptible to the risks of investing in that country than would a fund investing in a geographically more diversified portfolio. The Portfolio normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market capitalization index of companies in developed countries in Europe, Australia and the Far East. Other countries in which the Portfolio may invest may be considered "emerging markets" and involve special risks. See "Other Investment Practices and Risk Considerations -- Foreign Securities."

     The Portfolio may invest in debt securities, including, for example, securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development, and debt securities of foreign corporations or financial institutions. The Portfolio may invest up to 5% of its net assets in lower-quality, high yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations -- Debt Securities."

SCHRODER EM CORE PORTFOLIO

     Schroder EM Core Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio invests primarily in equity securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. The Portfolio is "non-diversified".

     An "emerging market" country is any country not included at the time of investment in the Morgan Stanley Capital International World Index of major world economies. Those economies currently include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States of America. SCMI may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country; any such country would then constitute an emerging market country for purposes of investment by the Portfolio.

     The Portfolio normally invests at least 65% of its assets in equity securities of issuers determined by SCMI to be emerging market issuers. Equity securities include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing. They may also include American Depositary Receipts, European
Depositary Receipts, and other similar instruments providing for indirect investment in securities of foreign issuers. The Portfolio may also invest in securities of closed-end investment companies that invest in turn primarily in foreign securities, including emerging market issuers.

     The remainder of the Portfolio's assets may be invested in securities of issuers located anywhere in the world. The Portfolio may invest up to 35% of its assets in debt securities, including lower-quality, high-yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations -- Debt Securities."

     An issuer of a security will be considered to be an emerging market issuer if SCMI determines that: (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) at least 50% of its assets are situated in emerging market countries. The Portfolio may consider investment companies to be located in the country or countries in which SCMI determines they focus their investments.

     There is no limit on the amount of the Portfolio's assets that may be invested in securities of issuers domiciled in any one country. When the Portfolio has invested a substantial portion of its assets in the securities of companies domiciled in a single country, it will be more susceptible to the risks of investing in that country than would a fund investing in a geographically more diversified portfolio.

SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO

     Schroder International Smaller Companies Portfolio's investment objective is long-term capital appreciation through investment in securities markets outside the United States. The Portfolio normally invests at least 65% of its assets in equity securities of companies domiciled outside the United States that have market capitalizations of $1.5 billion or less at the time of investment. In selecting investments for the Portfolio, SCMI considers a number of factors, including, for example, the company's potential for long-term growth, the company's financial condition, its sensitivity to cyclical factors, the relative value of the company's securities (to those of other companies and to the market as a whole), and the extent to which the company's management owns equity in the company.

     Equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing. They may also include American Depositary Receipts, European Depositary Receipts, and other similar instruments providing for indirect investment in securities of foreign issuers. The Portfolio may also invest in securities of closed-end investment companies that invest in turn primarily in foreign securities.

     The Portfolio generally invests in securities of issuers domiciled in at least three countries other than the United States, although there is no limit on the amount of the Portfolio's assets that may be invested in securities of issuers domiciled in any one country. When the Portfolio has invested a substantial portion of its assets in the securities of companies domiciled in a single country, it will be more susceptible to the risks of investing in that country than would a Portfolio investing in a geographically more diversified portfolio. The Portfolio normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market capitalization index of companies in developed market countries in Europe, Australia, and the Far East. Other countries in which the Portfolio may invest may be considered "emerging markets" and involve special risks. See "Other Investment Practices and Risk Considerations -- Foreign Securities".

     Smaller companies may present greater opportunities for investment return than do larger companies, but also involve greater risks. Smaller companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies. See "Other Investment Practices and Risk Considerations -- Investments in Smaller Companies".

     The Portfolio may invest in debt securities, including, for example, securities of foreign governments, international organizations, foreign corporations, and U.S. government obligations. The Portfolio may invest up to 5% of its total assets in lower-quality, high yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations-- Debt Securities."

SCHRODER U.S. SMALLER COMPANIES PORTFOLIO

     Schroder U.S. Smaller Companies Portfolio's investment objective is to seek capital appreciation. The Portfolio invests at least 65% of its assets in equity securities of U.S.-domiciled companies that have at the time of purchase market capitalizations of $1.5 billion or less. In selecting investments for the Portfolio, SCMI seeks to identify securities of companies with strong management that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into common or preferred stocks, and rights or warrants to purchase any of the foregoing.

     The Portfolio may also invest in equity securities of larger companies and in debt securities, if SCMI believes such investments are consistent with the Portfolio's investment objective. The Portfolio may invest up to 5% of its assets in lower-quality, high yielding debt securities, which entail certain risks. See "Other Investment Practices and Risk Considerations -- Debt Securities."

     Smaller companies may present greater opportunities for investment return than do larger companies, but also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Other Investment Practices and Risk Considerations -- Investments in Smaller Companies." The Portfolio intends to invest no more than 25% of its total assets in securities of small companies that, together with their predecessors, have been in operation for less than three years.


SCHRODER GLOBAL GROWTH PORTFOLIO

     Schroder Global Growth Portfolio's investment objective is to seek long-term growth of capital. It seeks to achieve this objective by investing in common stocks of companies located anywhere in the world, including the United States. The Portfolio invests in common stocks of companies located in developed, newly industrialized and emerging markets. Under normal market conditions, the Portfolio invests at least 65% of its total assets in equity securities of companies located in at least five countries, one of which is the United States. Equity securities include common stocks, preferred stocks, convertible preferred stocks, stock rights and warrants, and convertible debt securities. Investments in stock rights and warrants are not considered in the 65% of total assets determination. The Portfolio may purchase stocks without regard to a company's market capitalization, although investments generally are concentrated in larger and, to a lesser extent, medium-sized companies relative to the particular market. The percentage of the Portfolio's assets invested in U.S. and non-U.S. stocks varies over time in accordance with the investment adviser's outlook.

     Stock  selection  is at  the  heart  of  SCMI's  investment  process.  SCMI emphasizes fundamental company analysis in seeking companies that it believes have a sustainable competitive advantage and whose growth potential is undervalued by investors. In selecting companies for investment, SCMI considers historical growth rates and future growth prospects, management capability, competitive position in both domestic and export markets, and other factors. SCMI also seeks to add value through active geographic allocation. Its allocation decisions are based upon its assessment of the likelihood that the country will have a favorable long-term business environment in which corporate growth will not be impeded materially by adverse macroeconomics or political factors.


OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

     The Portfolios may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices (some of which may be considered "derivative" investments), including limitations designed to reduce these risks.

         FOREIGN SECURITIES. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Portfolio's investments in certain foreign countries. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including without limitation the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity is unable or unwilling to meet its obligations on the securities in accordance with their terms, a Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. Except as otherwise provided in this Prospectus, there is no limit on the amount of a Portfolio's assets that may be invested in foreign securities.

         If a Portfolio purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution. In addition, although at times most of a Portfolio's income may be received or realized in these currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been earned and translated into U.S. dollars but before payment, the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

         In determining whether to invest in debt securities of foreign issuers, SCMI considers the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders. In certain circumstances, a Portfolio may be able to pass through to shareholders credits for foreign taxes paid. See "Capital Stock and Other Securities".

         Certain Portfolios may invest in securities of issuers in emerging market countries with respect to some or all of their assets. The securities' prices and relative currency values of emerging market investments are subject to greater volatility than those of issuers in many more developed countries. Investments in emerging market countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolios may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolios may also invest a substantial portion of their assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolios to the credit risk of their counterparties in trading those investments. Emerging market countries may experience extremely high rates of inflation, which may adversely affect these countries' economies and securities markets.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar values of securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult (if not impossible) to predict. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. Although the strategy of engaging in foreign currency exchange transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency.

         In particular, a Portfolio may enter into foreign currency exchange transactions to protect against a change in exchange ratios that may occur between the date on which the Portfolio contracts to trade a security and the settlement date ("transaction hedging") in anticipation of placing a trade ("anticipation hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

         SCMI may seek to enhance the Portfolio's investment return through active currency management. SCMI may buy or sell currencies of the Portfolio, on a spot or forward basis, in an attempt to profit from inefficiencies in the pricing of various currencies or of debt securities denominated in those currencies. When investing in foreign securities, a Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. A Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

         A Portfolio may also enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Portfolio to the risk that the counterparty is unable to perform.

         Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a forward contract. Currently, only a limited market, if any, exists for exchange transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit a Portfolio's ability to hedge its investments in those markets. These contracts involve a risk of loss if SCMI fails to predict accurately changes in relative currency values, the direction of stock prices or interest rates, and other economic factors.

         From time to time, a Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). From time to time, a Portfolio may also engage in "proxy" hedging; whereby the Portfolio would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which SCMI believes correlates to the value of the first currency. Cross hedging and proxy hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

         INVESTMENTS IN SMALLER COMPANIES. Certain Portfolios may invest all or a substantial portion of their assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

         Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when SCMI would otherwise have sold the securities. It is possible that SCMI or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio. See "Additional Information Regarding Investments -- Micro and Small Cap Companies, and -- Unseasoned Issuers" in Part B.

     DEBT SECURITIES. Each Portfolio may invest in debt securities. A Portfolio may invest in debt securities either to earn investment income or to benefit from changes in the market values of such securities. Debt securities are subject to market risk (the the risk fluctuation of market value in response to changes in interest rates) and to credit risk (risk that the issuer may become unable or unwilling to make timely payments of principal and interest).

         Each Portfolio also may invest in lower-quality, high-yielding debt securities rated below investment grade. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which a Portfolio may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix to this Private Placement Memorandum.

         In addition, lower-rated securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived ability of an issuer to make payments of interest and principal may also affect the value of these investments.

         Each Portfolio may at times invest in so-called "zero coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity, rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds. From time to time, a Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring. Brady Bonds have been issued only recently and, therefore, do not have a long payment history.

         A Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although SCMI will monitor the investment to determine whether continue investment in the security will assist in meeting the Portfolio's investment objective.

         OPTIONS AND FUTURES TRANSACTIONS. Each Portfolio may engage in a variety of transactions involving the use of options and futures contracts for purposes of increasing its investment return or hedging against market changes. A Portfolio may engage in such transactions for hedging purposes or, to the extent permitted by applicable law, to increase investment return.

         A Portfolio may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. A Portfolio receives a premium from writing a call or put option, which increases the Portfolio's return if the option expires unexercised or is closed out at a net profit. A Portfolio may also buy and sell put and call options on such securities for hedging purposes. When a Portfolio writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, a Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

         A Portfolio may buy and sell futures contracts. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and terminates an index future transaction, the Portfolio may realize a gain or loss. A Portfolio may also purchase warrants, issued by banks or other financial institutions, whose values are based on the values from time to time of one or more securities indices.

         A Portfolio may buy and sell futures contracts on U.S. government obligations or other debt securities. A futures contract on a debt security is a contract to by and sell a certain amount of the debt security at an agreed price on a specified future date. Depending on the change in the value of the security when the Portfolio enters into and terminates a futures contract, the Portfolio realizes a gain or loss.

         A Portfolio may purchase or sell options on futures contracts or on securities indices in addition to or as an alternative to purchasing and selling futures contracts.

         A Portfolio may purchase and sell put and call options on foreign currencies, futures contracts on foreign currencies, and options on foreign currency futures contracts as an alternative, or in addition to, the foreign currency exchange transactions described above. Such transactions are similar to options and futures contracts on securities, except that they typically contemplate that one party to a transaction will deliver one foreign currency to the other in return for another currency (which may or may not be the U.S. dollar).

         RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS. Options and futures transactions involve costs and may result in losses. The use of options and futures involves certain special risks, including the risks that a Portfolio may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that SCMI may not forecast market movements correctly.

         The effective use of options and futures strategies is dependent on, among other things, a Portfolio's ability to terminate options and futures positions at times when SCMI deems it desirable to do so. Although a Portfolio will enter into an option or futures contract position only if SCMI believes that a liquid secondary market exists for that option or futures contract, there is no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         Each Portfolio generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter markets. A Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Portfolio. A Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of SCMI, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio will treat over-the-counter options (and, in the case of options sold by the Portfolio, the underlying securities held by the Portfolio) as illiquid investments as required by applicable law.

         The use of options and futures strategies also involves the risk of imperfect correlation between movements in the prices of options and futures contracts and movements in the value of the underlying securities or index, or currency, or in the prices of the securities or currency that are the subject of a hedge. The successful use of these strategies further depends on the ability of SCMI to forecast market movements correctly.

         Because the markets for certain options and futures contracts in which a Portfolio will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Portfolio's ability to engage in transactions using such investments may be limited. A Portfolio's ability to engage in hedging transactions may be limited by certain regulatory and tax considerations. A Portfolio's hedging transactions may affect the character or amount of its distributions. The tax consequences of certain hedging transactions have been modified by the Taxpayer Relief Act of 1997.

         For more information about any of the options or futures portfolio transactions described above, see the SAI.

         SHORT SALES AGAINST-THE-BOX. Each Portfolio may make short sales "against-the-box", which are transactions in which the Portfolio sells a security that it owns in anticipation of a decline in the market value of that security. The proceeds of the short sale are held by a broker until the settlement date, at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale. It is anticipated that the Portfolio will make short sales against-the-box to protect the value of its net assets. Further information regarding limits of short sales is contained in the SAI.


         NON-DIVERSIFICATION AND GEOGRAPHIC CONCENTRATION. Schroder EM Core Portfolio is a "non-diversified" series of an investment company, and may invest its assets in a more limited number of issuers than may other investment companies. Under the Internal Revenue Code, however, an investment company, including a non-diversified investment company, generally may not invest more than 25% of its total assets in obligations of any one issuer other than U.S. Government obligations and, with respect to 50% of its total assets, a fund may not invest more than 5% of its total assets in the securities of any one issuer ( except U.S. Government obligations). Thus, the Portfolio may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to the Portfolio if the market value of a security should decline or its issuer were otherwise not to meet its obligations.


         A Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, a Portfolio is susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange rate fluctuations as discussed above. As a result of investing substantially in one country, the value of a Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.


         SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. Each Portfolio may lend portfolio securities to brokers, dealers and financial institutions meeting specified credit conditions and may enter into repurchase agreements without limit. The percentage limitation on the amount of a Portfolio's total assets that may be loaned in accordance with the approved procedures is as follows: International Equity Fund-- 10%; Schroder International Smaller Companies Portfolio and Schroder U.S. Smaller Companies Portfolio -- 25%; Schroder EM Core Portfolio -- 33 1/3%; and Schroder Global Growth Portfolio -- 33 1/3%. These transactions must be fully collateralized at all times but involve some risk to a Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering its assets or realizing on the collateral. Each Portfolio may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.


         INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio is permitted to invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by SCMI or its affiliates or by unaffiliated parties. Pursuant to the 1940 Act, a Portfolio may invest in the shares of other investment companies that invest in securities in which the Portfolio is permitted to invest, subject to the limits and conditions required under the 1940 Act or any orders, rules or regulations thereunder. When investing through investment companies, a Portfolio may pay a premium above such investment companies' net asset value per share. As a shareholder in an investment company, a Portfolio would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Portfolio would continue to pay its own fees and expenses.


         LIQUIDITY. A Portfolio will not invest more than 15% (10%, in the case of International Equity Fund) of its net assets in securities determined by SCMI to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by a Portfolio in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by SCMI to be liquid for purposes of compliance with the limitation on a Portfolio's investment in illiquid securities. There can, however, be no assurance that a Portfolio will be able to sell such securities at any time when SCMI deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.


         ALTERNATIVE INVESTMENTS. At times, SCMI may judge that market conditions make pursuing a Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, SCMI may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, a Portfolio may invest without limit in U.S. government obligations and other high-quality debt instruments and any other investment SCMI considers to be consistent with such defensive strategies, and may hold any portion of its assets in cash.

         PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by a Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such securities sales may result in realization of taxable capital gains.

                             INVESTMENT RESTRICTIONS

The following investment restrictions on the Portfolios are designed to reduce their exposure in specific situations.

          A. Under these fundamental restrictions, INTERNATIONAL EQUITY FUND will not:

          1. Invest more than 5% of its assets in the securities of any single issuer. (This restriction does not apply to securities issued by the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises.)

          2. Purchase more than 10% of the voting securities of any one issuer. Moreover, the Portfolio will not purchase more than 3% of the outstanding securities of any closed-end investment company. (Any such purchase of securities issued by a closed-end investment company will otherwise be made in full compliance with Sections 12(d)(1)(a)(i), (ii) and (iii) of the Act.)

          3. Invest more than 10% of its assets in "restricted securities" which include: (1) securities that are not readily marketable, and (2) securities of issuers having a record (together with all predecessors) of less than three years of continuous operation.

          4.      Invest more than 25% of its assets in any one industry.

          5. Borrow money, except from banks for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of the Portfolio.

          6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Portfolio.

         B. Under these fundamental restrictions, SCHRODER EM CORE PORTFOLIO will not:

         1. Concentrate investments in any particular industry; therefore, the Portfolio will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Portfolio's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or government-sponsored enterprises.

         2. Although the Portfolio may borrow money, it will limit borrowings to amounts not in excess of one third of the value of its total assets. Borrowing for other than temporary or emergency purpose or meeting redemption requests is not expected to exceed 5% of the value of the Portfolio's assets. Certain transactions, such as reverse repurchase agreements, that are similar to borrowings are not treated as borrowings to the extent that they are fully collateralized.

         3. Make investments for the purpose of exercising control or management. Investments by the Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

         C. Under these fundamental restrictions, SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO will not:


         1. With respect to 75% of its assets, purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities or a security of an investment company if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

         2. Concentrate investments in any particular industry; therefore, the Portfolio will not purchase the securities of companies in any one industry if, thereafter,25% or more of the Portfolio's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. An investment of more than 25% of the Portfolio's assets in the securities of issuers located in one country does not contravene this policy.


         3. Borrow money in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure forextraordinary or emergency
                  purposes,   including  to  meet   redemptions   or  to  settle
                  securitiestransactions that may otherwise require untimely dispositions of Portfolio securities.


         D.  Under  these  fundamental   restrictions,   SCHRODER  U.S.  SMALLER
             COMPANIES PORTFOLIO will not:

         1. With respect to 75% of its assets, the Portfolio may not purchase a security other than a U.S. Government Security if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer or it would own more than 10% of the outstanding voting securities of any single issuer.

         2. Purchase securities if, immediately after the purchase, 25% or more of thevalue of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S.
                  Government Securities.


         3. Borrow money, except that it may borrow money from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets (computed immediately after the borrowing).



         F. Under these fundamental restrictions, SCHRODER GLOBAL GROWTH PORTFOLIO will not:

         1. With respect to 75% of its assets, purchase a security (other than a U.S. government security or a security of an investment company) if, as a result: (1) more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer; or (2) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

         2. Concentrate its assets in the securities of issuers in any one industry; therefore the Portfolio may not purchase a security if, as a result, more than 25% of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. government securities, or repurchase agreements covering U.S. government securities.

         3. Borrow money in excess of one third of the value of its total assets. Borrowing for other than temporary or emergency purposes or meeting redemption requests is not expected to exceed 5% of the value of the Portfolio's assets. Certain transactions, such as reverse repurchase agreements, that are similar to borrowings are not treated as borrowings to the extent that they are fully collateralized.


         The percentage restrictions described above and in Part B apply only at the time of investment and require no action by a Portfolio as a result of subsequent changes in value of the investments or the size of the Portfolio, except as to liquidity and borrowing. A complete list of investment restrictions is contained in Part B.

                             MANAGEMENT OF THE TRUST

         TRUSTEES AND OFFICERS. The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. The business and affairs of each Portfolio are managed under the direction of the Board of Trustees. Information regarding the trustees and executive officers of the Trust may be found in Part B.


     INVESTMENT ADVISER. Schroder Capital Management International Inc., the investment adviser to each Portfolio, is a wholly owned U.S. subsidiary of Schroders U.S. Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management, and securities businesses. Affiliates of Schroders U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. SCMI and its United Kingdom affiliate, Schroder Capital Management International, Ltd., have served together as investment manager for over $27 billion as of June 30, 1998. Schroders U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of

Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in international merchant banking and investment management businesses, and as of June 30, 1998, had under management assets of approximately $175 billion. Schroder Advisors is a wholly owned subsidiary of Schroder Capital Management International Inc.

     As investment adviser to each Portfolio, SCMI is entitled to monthly advisory fees at the following annual rates (based on the assets of each Portfolio taken separately): INTERNATIONAL EQUITY FUND -- 0.45% of the Portfolio's average daily net assets; SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO -- 0.85% of the Portfolio's average daily net assets; SCHRODER EM CORE PORTFOLIO -- 1.00% of the Portfolio's average daily net assets; SCHRODER U.S. SMALLER COMPANIES PORTFOLIO -- 0.60% of the Portfolio's average daily net assets; and SCHRODER GLOBAL GROWTH PORTFOLIO -- 0.50% of the Portfolio's average daily net assets.

     Schroder Investment Management International, Ltd. ("SIMIL"), 31 Gresham Street London, U.K. EC2V 7QA, an affiliate of SCMI, serves as subadviser to Schroder International Smaller Companies Portfolio. Under a Subadvisory Agreement among SCMI, SIMIL, and the Portfolio, SIMIL is responsible for the day-to-day portfolio management of the Portfolio, subject to the direction and control of SCMI. SIMIL, a newly organized investment advisory firm, is a wholly owned subsidiary of Schroders plc, and as of June 30, 1998 had under management assets of approximately $42 billion. Under the Subadvisory Agreement, SCMI pays SIMIL a monthly fee at the annual rate of 0.25% of the Portfolio's average daily net assets.


     PORTFOLIO MANAGERS. SCMI's investment decisions for each Portfolio are made by an investment manager or an investment team, with the assistance of an investment committee at SCMI. Mr. Michael Perelstein, Vice President of the Trust and of Schroder Capital Funds, is primarily responsible for managing International Equity. Ms. Jane P. Lucas, a Senior Vice President of SCMI and investment manager of SIMIL, and Mr. Nicholas Melhuish , an investment manager of SIMIL, is primarily responsible for managing Schroder International Smaller Companies Portfolio. Mr. John A. Troiano, a Vice President of the Trust and of Schroder Capital Funds, Ms. Heather Crighton, a vice president of SCMI, and Mr. Mark Bridgeman are primarily responsible for managing Schroder EM Core Portfolio. Mr. Ira Unschuld, a Vice President of the Trust, and a Group Vice President of SCMI, is primarily responsible for managing Schroder U.S. Smaller Companies Portfolio. Each of the persons named has several years of experience in managing investment portfolios comparable to those for which each has responsibility.

     PORTFOLIO TRANSACTIONS. SCMI places all orders for purchases and sales of the Portfolios' securities. In selecting broker-dealers, SCMI may consider research and brokerage services furnished to it and its affiliates. Schroder & Co. and Schroder Securities Limited, affiliates of SCMI, may receive brokerage commissions from the Portfolios in accordance with procedures adopted by the Trustees under the 1940 Act which require periodic review of these transactions. Subject to seeking the most favorable price and execution available, SCMI may consider sales of shares of the Funds as a factor in the selection of broker-dealers.


         ADMINISTRATIVE SERVICES. The Trust, on behalf of each Portfolio, has entered into an administration agreement with Schroder Advisors, pursuant to which Schroder Advisors is required to provide certain management and administrative services to those Portfolios. The Trust also has entered into a subadministration agreement with Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 ("FAdS"), pursuant to which FAdS provides certain management and administrative services necessary for the Portfolios' operations. Schroder Advisors and FAdS monthly at the following annual rates (based on the assets of each Portfolio taken separately): International -- 0.075% and 0.075%, respectively, of the Portfolio's average daily net assets; Schroder EM Core P -- 0.10% and 0.075%, respectively, of the Portfolio's average daily net assets; Schroder International Smal -- 0.15% and 0.075%, respectively, of the Portfolio's average daily net assets; Schroder U.S. Small -- 0.00% and 0.10%, respectively, of the Portfolio's average daily net assets; and Schroder Global Growth Portfolio -- 0.15% and 0.075%, respectively, of the Portfolio's average daily net assets.


         RECORDKEEPER AND PORTFOLIO ACCOUNTANT. Forum Accounting Services, LLC ("Forum Accounting"), Two Portland Square, Portland, Maine 04101, is the Portfolio's recordkeeper (transfer agent) and fund accountant. Forum Accounting is an affiliate of FAdS. From time to time, Forum Accounting voluntarily may agree to waive all or a portion of its fees.

         EXPENSES. Each Portfolio is obligated to pay for all of its expenses. These expenses include: governmental fees; interest charges; taxes; insurance premiums; investment advisory, custodial, administrative and transfer agency and fund accounting fees, as described above; compensation of certain of the Trust's Trustees, costs of membership trade associations; fees and expenses of independent auditors and legal counsel to the Trust; and expenses of calculating the net asset value of and the net income of the Portfolios. The Portfolio's expenses comprise Trust expenses attributable to a Portfolio, which are allocated to that Portfolio, and expenses not attributable to a Portfolio, which are allocated among all portfolios of the Trust in proportion to their average net assets or as otherwise determined by the Board.

         CUSTODIAN. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian of the Portfolios' assets and, for foreign securities, through its Global Securities Services division located at 125 London Wall, London EC2Y 5AJ, United Kingdom. Chase employs foreign subcustodians to maintain the Portfolios' foreign assets outside the U.S.

                       CAPITAL STOCK AND OTHER SECURITIES

         The Trust was organized as a business trust under the laws of the State of Delaware. Under the Trust Instrument, the Trustees are authorized to issue Interests in separate series of the Trust. The Trust currently has six portfolios (one being the Portfolio), and the Trust reserves the right to create additional portfolios.

         Each investor in the Portfolio is entitled to participate equally in the Portfolio's earnings and assets and to a vote in proportion to the amount of its investment in the Portfolio. Investments in the Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value.

         Investments in the Portfolio have no preemptive or conversion rights and are fully paid and non-assessable, except as set forth below. The Trust is not required, and has no current intention, to hold annual meetings of investors, but the Trust will hold special meetings of investors when in the Trustees' judgment it is necessary or desirable to submit matters for an investor vote. Generally, Interests are voted in the aggregate without reference to a particular portfolio, unless the Trustees determine that the matter affects only one portfolio or portfolio voting is required, in which case Interests are voted separately by each portfolio. Upon liquidation of the Portfolio, investors will be entitled to share pro rata in the Portfolio's net assets available for distribution to investors.

         The Portfolio is not required to pay federal income taxes on its ordinary income and capital gain, as it is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of the Portfolio are deemed to "pass through" to its investors, regardless of whether such interest, dividends or gains are distributed by the Portfolio or losses are realized by the Portfolio.

         Under the Portfolio's operational method, it is not subject to any income tax. However, each investor in the Portfolio will be taxed on its proportionate share (as determined in accordance with the Trust's Trust Instrument and the Internal Revenue Code) of the Portfolio's ordinary income and capital gain, to the extent that the investor is subject to tax on its income. The Trust will inform investors of the amount and nature of such income or gain.


     As of August 31, 1998, each of the following held in excess of 25% of a Portfolio's Interests and may therefore be considered a "control person" of the
Portfolio: (1) Schroder International Fund, a series of Schroder Capital Funds (Delaware) owned substantially all of the outstanding Interests of International Equity Fund; (2) Norwest International Fund, Norwest Growth Equity Fund and Norwest Diversified Equity Fund, series of Norwest Advantage Funds, a registered open-end management investment company, each held in excess of 25%, and collectively owned substantially all of the outstanding Interests, of Schroder EM Core Portfolio; (3) Schroder International Smaller Companies Fund, a series of Schroder Capital Funds (Delaware) owned substantially all of the outstanding Interests of Schroder International Smaller Companies Portfolio; (4) Small Cap Opportunities Fund, a series of Norwest Advantage Funds, owned a majority of the outstanding Interests of Schroder U.S. Smaller Companies Portfolio; and (5) Schroders Inc. and Performa Global Growth Fund, a series of Norwest Advantage Funds, each held in excess of 25% of the outstanding Interests of Schroder Global Growth Portfolio. In addition, Schroder Capital Funds (Delaware) may be deemed to be a control person of the Trust.


                             PURCHASE OF SECURITIES

         Portfolio Interests are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. See "General Description of Registrant" above. All investments are made without a sales load, at the Portfolio's net asset value next determined after an order is received.

         Net asset value is calculated as of the close of the New York Stock Exchange (the "Exchange") (normally, 4:00 p.m. Eastern time), Monday through Friday, on each day that the Exchange is open for trading (which excludes the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) ("Business Day"). Net asset value per Interest is calculated by dividing the aggregate value of the Portfolio's assets less all liabilities by the number of Interests outstanding. Portfolio securities listed on recognized stock exchanges are valued at the last reported trade price, prior to the time when the assets are valued, on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last trade prices are not available are valued at mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recently reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board.

         Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Portfolio's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board. All assets and liabilities of the Portfolio denominated in foreign currencies are converted to U.S. dollars at the mid price of such currencies against U.S. dollars last quoted by a major bank prior to the time when net asset value of the Portfolio is calculated.

         Registered investment companies are subject to no minimum initial or subsequent investment amount. For other qualified investors, the minimum initial investment amount is $2 million, and there is no minimum subsequent investment amount. However, since the Portfolio seeks to be as fully invested at all times as is reasonably practicable in order to enhance the return on its assets, investments must be made in federal funds (i.e., monies credited to the account of the Trust's custodian by a Federal Reserve Bank). Minimum investment amounts may be waived in the discretion of the Portfolio's investment adviser, SCMI.

         Qualified investors who have completed a subscription agreement may transmit purchase payments by Federal Reserve Bank wire directly to the Portfolio as follows:

                  The Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Shareholder Services, LLC.
                  Account No.:[ See Account Numbers below]
                  Ref.: [Name of Schroder Portfolio]
                  Account of: [interestholder name]
                  Account Number: [interestholder account number]

               ------------------------------------------------------------ -------------------------------
                                     Portfolio Name                                 Account Number
               ------------------------------------------------------------ -------------------------------
               ------------------------------------------------------------ -------------------------------
                                International Equity Fund                            910-2-783637
               ------------------------------------------------------------ -------------------------------
               ------------------------------------------------------------ -------------------------------
                               Schroder EM Core Portfolio                            910-2-792281
               ------------------------------------------------------------ -------------------------------
               ------------------------------------------------------------ -------------------------------
                   Schroder International Smaller Companies Portfolio                910-2-792596
               ------------------------------------------------------------ -------------------------------
               ------------------------------------------------------------ -------------------------------
                        Schroder U.S. Smaller Companies Portfolio                    910-2-792588
               ------------------------------------------------------------ -------------------------------
               ------------------------------------------------------------ -------------------------------

                            Schroder Global Growth Portfolio                         910-2-792492

               ------------------------------------------------------------ -------------------------------
               ------------------------------------------------------------ -------------------------------

               ------------------------------------------------------------ -------------------------------

         The wire order must specify the name of the Portfolio, the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number is assigned, and a Subscription Agreement must be completed and mailed to the Portfolio before any account becomes active. Wire orders received prior to the close of the Exchange (normally 4:00 p.m. Eastern time) on each Business Day are processed at the net asset value next determined that day. Wire orders received after the closing of the Exchange are processed at the net asset value next determined. The Trust reserves the right to cease accepting investments in the Portfolio at any time or to reject any investment order.


         Forum Financial Services, Inc., an affiliate of FAdS, is the placement agent for the Trust. The placement agent receives no compensation for its services.


                            REDEMPTION OR REPURCHASE

         An investor may redeem all or any portion of its investment in the Portfolio at the net asset value next determined after the investor furnishes a redemption request in proper form to the Trust. Redemption proceeds are paid by the Portfolio in federal funds normally on the business day after the withdrawal is effected but, in any event, within seven days. Investments in a Portfolio may not be transferred. The right of redemption may not be suspended nor the payment dates postponed for more than seven days except when the Exchange is closed (or when trading on the Exchange is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstances as determined by the Securities and Exchange Commission.

         Interests are redeemed at their next determined net asset value after receipt by the Trust of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern time) on each Business Day. Redemption requests that are received prior to the closing of the Exchange are processed at the net asset value next determined on that day. Redemption requests that are received after the closing of the Exchange are processed at the net asset value next determined. Redemption requests must include the name of the interestholder, the Portfolio's name, the dollar amount or number of Interests to be redeemed, interestholder account number, and the signature of the holder designated on the account.

         Written redemption requests may be sent to the Trust at the following address:

                  [Name of Schroder Portfolio]
                  P.O. Box 446
                  Portland, Maine 04112

         Telephone redemption requests may be made by telephoning the transfer agent at 1-800-344-8332 or 1-207-879-8903. A telephone redemption may be made only if the telephone redemption privilege option has been elected on the Subscription Agreement or otherwise in writing, and the interestholder has
obtained  a  password  from  the  transfer   agent.  In  an  effort  to  prevent
unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the transfer agent to confirm that telephone instructions are genuine. The transfer agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but either may be liable if it does not follow these procedures. In times of drastic economic or market change it may be difficult to make redemptions by telephone. If an interestholder cannot reach the transfer agent by telephone, redemption requests may be mailed or hand-delivered to the transfer agent.

         Redemption proceeds normally are paid in cash. Redemptions from the Portfolio may be made wholly or partially in portfolio securities, however, if the Board determines that payment in cash would be detrimental to the best interests of the Portfolio. The Trust has filed an election with the Securities and Exchange Commission pursuant to which a Portfolio will only consider effecting a redemption in portfolio securities if the interestholder is redeeming more than $250,000 or 1% of the Portfolio's net asset value, whichever is less, during any 90-day period.

PENDING LEGAL PROCEEDINGS

None.

                                   APPENDIX A
                      RATINGS OF CORPORATE DEBT INSTRUMENTS

Moody's Investors Service Inc. ("Moody's")
Fixed-Income Security Ratings

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well. Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.
"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Rating Group ("Standard & Poor's")
Fixed-Income Security Ratings

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories. Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.
"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.
"D" The rating "D" is reserved for fixed-income securities when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

Commercial Paper Ratings

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1"            Indicates that the degree of safety regarding timely payment is very strong.
"A-2"            Indicates  capacity  for  timely  payment  on issues  with this designation is strong.  However,  the relative degree of safety is not as overwhelming as for issues designated "A-1".
"A-3"            Indicates  a   satisfactory   capacity   for  timely   payment.
                 Obligations  carrying this designation are,  however,  somewhat
                 more   vulnerable   to  the  adverse   effects  of  changes  in
                 circumstances    than    obligations    carrying   the   higher
                 designations.

                             SCHRODER CAPITAL FUNDS
                                     PART B
                         (PRIVATE PLACEMENT MEMORANDUM)

                            INTERNATIONAL EQUITY FUND
                           SCHRODER EM CORE PORTFOLIO
               SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO
                    SCHRODER U.S. SMALLER COMPANIES PORTFOLIO

                        SCHRODER GLOBAL GROWTH PORTFOLIO

                                 OCTOBER 1, 1998




                                   COVER PAGE

         Not applicable.

                                TABLE OF CONTENTS

General Information and History..................................................................        2
Investment Objective and Policies................................................................        3
Investment Restrictions..........................................................................       17
Management of the Trust..........................................................................       25
Control Persons and Principal Holders of Securities..............................................       27
Investment Advisory and Other Services...........................................................       28
Brokerage Allocation and Other Practices.........................................................       30
Capital Stock and Other Securities...............................................................       32
Purchase, Redemption and Pricing of Securities...................................................       33
Tax Status.......................................................................................       34
Placement Agent..................................................................................       37
Calculations of Performance Data.................................................................       38
Financial Statements.............................................................................       38
Appendix A - Miscellaneous Tables................................................................      A-1


Interests in each Portfolio are offered solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in a Portfolio may be made only by certain qualified investors (generally excluding S corporations, partnerships, and grantor trusts beneficially owned by any individuals, S corporations, or partnerships).
Investors may be organized within or outside the U.S. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

THE TRUST'S SECURITIES DESCRIBED IN THIS PRIVATE PLACEMENT MEMORANDUM ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE. INTERESTS MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER: (1) THE TERMS OF THE TRUST'S TRUST INSTRUMENT, AND (2) THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                         GENERAL INFORMATION AND HISTORY


See "General Description of Registrant", "Management of the Trust" and "Capital Stock and Other Securities" in Part A of this Private Placement Memorandum. As used herein the following terms have the meanings ascribed:

Board The term "Board" means of the board of trustees of the Trust.

CFTC The term "CFTC" means the United States Commodities Futures trading Commission.

Code The term "Code" means the United States Internal Revenue Code of 1986, as amended.

FAS                        The term "FAS" means Forum Accounting Services,  LLC,
                           the  Portfolios'   interestholder   recordkeeper  and
                           portfolio accountant.


FAdS The term "FAdS" means Forum Administrative Services, LLC, the Portfolios' subadministrator.

Portfolio                  The term "Portfolio" means each of International
                           Equity Fund, Schroder EM Core Portfolio,
                           Schroder International Smaller Companies Portfolio,
                           Schroder U.S. Smaller Companies
                           Portfolio and Schroder Global Growth Portfolio


Schroder Advisors The term "Schroder Advisors" means Schroder Fund Advisors Inc., the Portfolios' administrator.

SCMI                       The term "SCMI"  means  Schroder  Capital  Management
                           International   Inc.,  the   Portfolios'   investment
                           adviser.

SEC The term "SEC" means the United States Securities and Exchange Commission.

Trust                      The term "Trust: means Schroder Capital Funds.

U.S. Government
  Securities               The   term   "U.S.   Government   Securities'   means
                           securities issued or guaranteed by the United States government or by its agencies or instrumentalities.

1940 Act The term "1940 Act" means the United States Investment Company Act of 1940, as amended.

                       INVESTMENT OBJECTIVES AND POLICIES

         Part A contains information about the investment objective, policies and restrictions of each of the portfolios named above. The Portfolios are series of the Trust. The following discussion supplements the disclosure in Part A concerning the Portfolios' investments, investment techniques and strategies and the associated risks. This Part B should be read only in conjunction with Part A. Defined terms used in this Part B have the same meaning as in Part A.

         Except as otherwise noted, the policies described in Part A and in this Part B are not "fundamental". Fundamental policies of a Portfolio cannot be changed without the vote of a "majority" of the Portfolio's outstanding Interests. Under the 1940 Act, a "majority" vote is defined as the vote of the holders of the lesser of: (1) 67% of more of the shares present or represented by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present; or (2) more than 50% of the outstanding shares. The Board may change any policy of a Portfolio that is not fundamental without a vote of the interestholders of the Portfolio.

         Except as otherwise noted, the following descriptions of certain investment policies and techniques are applicable to each of the Portfolios.

OPTIONS

         Each Portfolio may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

         COVERED CALL OPTIONS. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, a Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         COVERED PUT OPTIONS. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

         A Portfolio may also purchase put and call options to enhance its current return.

         OPTIONS ON FOREIGN SECURITIES. A Portfolio may purchase and sell options on foreign securities if in SCMI's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that SCMI will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of SCMI to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when SCMI believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Portfolio's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Portfolios and other clients of SCMI may be considered such a group. These position limits may restrict the Portfolios' ability to purchase or sell options on particular securities.

         Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

FUTURES CONTRACTS

         In order to hedge against the effects of adverse market changes, each Portfolio that may invest in debt securities may buy and sell futures contracts on debt securities of the type in which the Portfolio may invest and on indexes of debt securities. In addition, each Portfolio that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. Each Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Portfolio's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the CFTC.

         FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Portfolio's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

         Successful use by a Portfolio of futures contracts on debt securities is subject to SCMI's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         A Portfolio may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Investment Objectives and Policies - Futures Contracts - Margin Payments". Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Portfolio when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

         INDEX FUTURES CONTRACTS AND OPTIONS. Certain Portfolios may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Portfolios are presently expected to invest are not now available, although such futures contracts are expected to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

         A Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         MARGIN PAYMENTS. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying debt security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

         HEDGING RISKS. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Portfolio's securities which are the subject of a hedge. SCMI will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Portfolio's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to SCMI's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by SCMI may still not result in a successful hedging transaction over a very short time period.

         OTHER RISKS. The Portfolios will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

REPURCHASE AGREEMENTS

         Each Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. SCMI will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

FORWARD COMMITMENTS

         Each Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

         Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if SCMI deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

WHEN-ISSUED SECURITIES

         Each Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While a Portfolio may sell its right to acquire when-issued securities prior to the settlement date, a Portfolio intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Portfolio will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF PORTFOLIO SECURITIES

         Each Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Portfolio loaned will not at any time exceed one-third of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Portfolio enters into a loan, SCMI considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with a Portfolio.

     Each of Schroder EM Core Portfolio and Schroder Global Growth Portfolio may not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to 33 1/3% of the Portfolio's total assets.

     Each of Schroder International Smaller Companies Portfolio and Schroder U.S. Smaller Companies Portfolio may not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to 25% of the Portfolio's total assets.

     International Equity Fund may not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to 10% of the Portfolio's total assets.

FOREIGN SECURITIES

         Each Portfolio may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

         In addition, to the extent that any Portfolio's foreign investments are not United States dollar-denominated, the Portfolio may be affected favorably or unfavorably by changes in currency exchange rates or exchange control
regulations  and  may  incur  costs  in  connection   with  conversion   between
currencies.

         In determining whether to invest in securities of foreign issuers, the investment adviser of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS

         Each Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Portfolio may engage in both "transaction hedging" and "position hedging."

         When it engages in transaction hedging, a Portfolio enters into foreign currency transactions with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in SCMI's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, a Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Portfolio are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency a Portfolio is obligated to deliver.

         To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, a Portfolio may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         A Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

         FOREIGN  CURRENCY  OPTIONS.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when SCMI believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

ZERO-COUPON SECURITIES

         Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other Portfolios of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

EMERGING MARKETS COUNTRIES


         The following countries are not deemed to be "emerging markets" for Schroder EM Core Portfolio.


                   Australia                          The Netherlands
                   Austria                            New Zealand
                   Belgium                            Norway
                   Canada                             Portugal
                   Denmark                            Singapore
                   Finland                            Spain
                   France                             Sweden
                   Germany                            Switzerland
                   Ireland                            United Kingdom
                   Italy                              USA
                   Japan

                             INVESTMENT RESTRICTIONS

         The following investment restrictions restate or are in addition to those described under "Investment Restrictions" and "Investment Objective and Policies" in Part A. Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Portfolio's assets or purchases and redemptions of interests will not be considered a violation of the limitation.

INTERNATIONAL EQUITY FUND

         FUNDAMENTAL RESTRICTIONS. The following investment restrictions are fundamental policies of the Portfolio.

         DIVERSIFICATION. The Portfolio may not invest more than 5% of its assets in the securities of any single issuer. This restriction does not apply to U.S.Government Securities.

         PURCHASING VOTING SECURITIES. The Portfolio may not purchase more than 10% of the voting securities of any one issuer.

         CLOSED-END FUNDS. The Portfolio will not purchase more than 3% of the outstanding securities of any closed-end investment company.

         UNSEASONED ISSUERS. The Portfolio may not invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operations if, regarding all such securities, more than 10% of its total assets would be invested in such securities.

         CONCENTRATION. The Portfolio may not invest 25% or more of the value of its total assets in any one industry.

         BORROWING. The Portfolio may not borrow money, except from banks, for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of the Portfolio.

         PLEDGING. The Portfolio may not pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Portfolio.

         MARGIN; SHORT SALES. The Portfolio may not purchase securities on margin or sell short.

         INVESTING FOR CONTROL. The Portfolio may not make investments for the purpose of exercising control or management.

         REAL ESTATE. The Portfolio may not purchase or sell real estate, provided that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein.

         LENDING. The Portfolio may not make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements, acquiring corporate debt securities and investing in U.S. Government Securities, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

         COMMODITIES. The Portfolio may not invest in commodities; commodity contracts other than foreign currency forward contracts; or oil, gas and other mineral resource, lease, or arbitrage transactions.

         OPTIONS. The Portfolio may not write, purchase or sell options or puts, calls, straddles, spreads, or combinations thereof.

         UNDERWRITING. The Portfolio may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

         WARRANTS. The Portfolio may not invest in warrants, valued at the lower of cost or market, more than 5% of the value of the Portfolio's net assets (included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.).

         NONFUNDAMENTAL RESTRICTIONS. The following investment restrictions are not fundamental policies of the Portfolio.

         Liquidity. The Portfolio may not invest in securities which cannot be readily resold to the public because of legal or contractual restrictions or for which no readily available market exists. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board or SCMI under Board-approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Portfolio's holdings of those securities may be illiquid.

SCHRODER EM CORE PORTFOLIO

         FUNDAMENTAL RESTRICTIONS. The following investment restrictions are fundamental policies of the Portfolio.

         INDUSTRY CONCENTRATION. The Portfolio may not purchase a security if, as a result, more than 25% of the Portfolio's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in securities issued by the states, territories or possessions of the
         United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, each Portfolio may invest in one or more investment companies; provided that, except to the extent the Portfolio invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Portfolio treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         BORROWING. The Portfolio may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one third of the Portfolio's total assets.

         REAL ESTATE. The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

         LENDING. The Portfolio may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

         COMMODITIES. The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

         UNDERWRITING. The Portfolio may not underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except, to the extent that in connection with the disposition of the Portfolio's assets, the Portfolio may be deemed to be an underwriter.

         SENIOR SECURITIES. The Portfolio may not issue any class of senior securities except to the extent consistent with the 1940 Act.

         NONFUNDAMENTAL RESTRICTIONS. The following investment restrictions are not fundamental policies of the Portfolio.

         DIVERSIFICATION. To the extent required to qualify as a regulated investment company under the Code, the Portfolio may not purchase a security (other than a U.S. government security or a security of an investment company) if, as a result, (1) with respect to 50% of its assets, more than 5% of the Portfolio's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Portfolio would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Portfolio's total assets would be invested in the securities of any single issuer.

         BORROWING. For purposes of the Portfolio's limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (5) the lending of securities ("leverage transactions").

         LIQUIDITY. The Portfolio may not invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable.

         Exercising Control of Issuers. The Portfolio may not make investments for the purpose of exercising control of an issuer. Investments by the Portfolio in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

         OTHER INVESTMENT COMPANIES. The Portfolio may not invest in securities of another investment company, except to the extent permitted by the 1940 Act.

         MARGIN; SHORT SALES. The Portfolio purchase securities on margin, except that the Portfolio may use short-term credit for the clearance of the Portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

SCHRODER INTERNATIONAL SMALLER COMPANIES PORTFOLIO

         FUNDAMENTAL RESTRICTIONS. The following investment restrictions are fundamental policies of the Portfolio.

         DIVERSIFICATION. The Portfolio may not, with respect to 75% of its assets, purchase a security other than a U.S. Government Security or a security of an investment company if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

         CONCENTRATION. The Portfolio may not concentrate investments in any particular industry; therefore, the Portfolio will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Portfolio's total assets would consist of securities of companies in that industry. This restriction does not apply to U.S. Government Securities. An investment of more than 25% of the Portfolio's assets in the securities of issuers located in one country does not contravene this policy.

         BORROWING. The Portfolio may not borrow money in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of Portfolio securities.

         REAL ESTATE. The Portfolio may not purchase or sell real estate, provided that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein.

         LENDING. The Portfolio may not make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities shall not be deemed to be the making of a loan.

         COMMODITIES. The Portfolio may not invest in commodities or commodity contracts other than foreign currency forward contracts.

         UNDERWRITING. The Portfolio may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

         SENIOR SECURITIES. The Portfolio may not issue senior securities except to the extent permitted by the 1940 Act.

         NONFUNDAMENTAL RESTRICTIONS. The following investment restrictions are not fundamental policies of the Portfolio.

         CLOSED-END FUNDS. The Portfolio will not purchase more than 3% of the outstanding securities of any closed-end investment company.

         BORROWING. The Portfolio will not purchase securities while borrowings exceed 5% of total assets.

         LIQUIDITY. The Portfolio may not acquire a security if, as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid securities (securities that cannot be disposed of within seven days at their then-current value), including repurchase agreements not entitling the holder to payment of principal within seven days or other securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933, as amended ("Restricted Securities").

         This policy does not include restricted securities that can be sold to the public in foreign markets or that may be eligible for qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by SCMI pursuant to guidelines adopted by the Board.

         INVESTING FOR CONTROL. The Portfolio may not make investments for the purpose of exercising control or management. (Investments by the Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.)

         MARGIN; SHORT SALES. The Portfolio may not purchase securities on margin, or make short sales of securities (except short sales against-the-box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. The
         Portfolio may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

         OIL, GAS AND MINERAL INVESTMENTS. The Portfolio may not invest in oil, gas, or other mineral resources, lease, or arbitrage transactions.

         DIVERSIFICATION. The Portfolio may not purchase a security, other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

SCHRODER U.S. SMALLER COMPANIES PORTFOLIO

         FUNDAMENTAL RESTRICTIONS. The following investment restrictions are fundamental policies of the Portfolio.

         DIVERSIFICATION. The Portfolio may not, with respect to 75% of its assets, the Portfolio may not purchase a security other than a U.S. Government Security if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer or it would own more than 10% of the outstanding voting securities of any single issuer.

         CONCENTRATION. The Portfolio may not purchase securities if, immediately after the purchase, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S.
         Government Securities.

         BORROWING. The Portfolio may borrow money from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets (computed immediately after the borrowing).

         SENIOR SECURITIES. The Portfolio may not issue senior securities except to the extent permitted by the 1940 Act.

         UNDERWRITING. The Portfolio may not underwrite securities of other issuers, except to the extent that it may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

         LENDING. The Portfolio may not make loans, except it may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities.

         REAL ESTATE. The Portfolio may not purchase or sell real estate or any interest therein, except that it may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

         COMMODITIES. The Portfolio may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures and forward currency contracts and other financial contracts or derivative instruments.

         NONFUNDAMENTAL RESTRICTIONS. The following investment restrictions are not fundamental policies of the Portfolio.

         BORROWING. The Portfolio's borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the value of its net assets.

         LIQUIDITY. The Portfolio may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of its net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities").

         OTHER FUNDS. The Portfolio may not invest in securities of another investment company, except to the extent permitted by the 1940 Act.

         MARGIN; SHORT SALES. The Portfolio may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. The Portfolio may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

         UNSEASONED ISSUERS. The Portfolio may not invest in securities (other than fully collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Portfolio could invest, if, as a result, more than 5% of the value of the Portfolio's total assets would be so invested.

         CONCENTRATION. The Portfolio may not concentrate investments in any particular industry; therefore, the Portfolio will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Portfolio's total assets would consist of securities of companies in that industry. This restriction does not apply to U.S. Government Securities. An investment of more than 25% of the Portfolio's assets in the securities of issuers located in one country does not contravene this policy.

         BORROWING. The Portfolio may not borrow money in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of Portfolio securities.

         REAL ESTATE. The Portfolio may not purchase or sell real estate, provided that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein.

         Lending. The Portfolio may not make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities shall not be deemed to be the making of a loan.

         COMMODITIES. The Portfolio may not invest in commodities or commodity contracts other than foreign currency forward contracts.

         UNDERWRITING. The Portfolio may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

         SENIOR SECURITIES. The Portfolio may not issue senior securities except to the extent permitted by the 1940 Act.

         NONFUNDAMENTAL RESTRICTIONS. The following investment restrictions are not fundamental policies of the Portfolio.

         CLOSED-END FUNDS. The Portfolio will not purchase more than 3% of the outstanding securities of any closed-end investment company.

         BORROWING. The Portfolio will not purchase securities while borrowings exceed 5% of total assets.

         LIQUIDITY. The Portfolio may not acquire a security if, as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid securities (securities that cannot be disposed of within seven days at their then-current value), including repurchase agreements not entitling the holder to payment of principal within seven days or other securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933, as amended ("Restricted Securities").

         This policy does not include restricted securities that can be sold to the public in foreign markets or that may be eligible for qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by SCMI pursuant to guidelines adopted by the Board.

         INVESTING FOR CONTROL. The Portfolio may not make investments for the purpose of exercising control or management. (Investments by the Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.)

         MARGIN; SHORT SALES. The Portfolio may not purchase securities on margin, or make short sales of securities (except short sales against-the-box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. The
         Portfolio may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

         OIL, GAS AND MINERAL INVESTMENTS. The Portfolio may not invest in oil, gas, or other mineral resources, lease, or arbitrage transactions.

         DIVERSIFICATION. The Portfolio may not purchase a security, other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer or the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

SCHRODER U.S. SMALLER COMPANIES PORTFOLIO

         Fundamental Restrictions. The following investment restrictions are fundamental policies of the Portfolio.

         DIVERSIFICATION. The Portfolio may not, with respect to 75% of its assets, the Portfolio may not purchase a security other than a U.S. Government Security if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer or it would own more than 10% of the outstanding voting securities of any single issuer.

         CONCENTRATION. The Portfolio may not purchase securities if, immediately after the purchase, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S.
         Government Securities.

         BORROWING. The Portfolio may borrow money from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets (computed immediately after the borrowing).

         SENIOR SECURITIES. The Portfolio may not issue senior securities except to the extent permitted by the 1940 Act.

         UNDERWRITING. The Portfolio may not underwrite securities of other issuers, except to the extent that it may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

         LENDING. The Portfolio may not make loans, except it may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities.

         REAL ESTATE. The Portfolio may not purchase or sell real estate or any interest therein, except that it may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

         COMMODITIES. The Portfolio may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures and forward currency contracts and other financial contracts or derivative instruments.

         NONFUNDAMENTAL RESTRICTIONS. The following investment restrictions are not fundamental policies of the Portfolio.

         BORROWING. The Portfolio's borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the value of its net assets.

         LIQUIDITY. The Portfolio may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of its net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities").

         OTHER FUNDS. The Portfolio may not invest in securities of another investment company, except to the extent permitted by the 1940 Act.

         MARGIN; SHORT SALES. The Portfolio may not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. The Portfolio may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

         UNSEASONED ISSUERS. The Portfolio may not invest in securities (other than fully collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Portfolio could invest, if, as a result, more than 5% of the value of the Portfolio's total assets would be so invested.

         PLEDGING. The Portfolio may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings.

         SECURITIES HELD BY TRUSTEES AND OFFICERS. The Portfolio may not invest in or hold securities of any issuer if, to the Trust's knowledge, officers and trustees of the Trust or officers and directors of the Portfolio's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

         OIL, GAS AND MINERAL INVESTMENTS. The Portfolio may not invest in interest in oil and gas or interests in other mineral exploration or development programs.

         REAL ESTATE PARTNERSHIPS. The Portfolio may not purchase real estate limited partnership interests.

         WARRANTS. The Portfolio may not invest in warrants if, as a result, more than 5% of its net assets would be so invested or if, more than 2% of its net assets would be invested in warrants that are not listed on the New York or American Stock Exchanges.


SCHRODER GLOBAL GROWTH PORTFOLIO

         FUNDAMENTAL RESTRICTIONS. The following investment restrictions are fundamental policies of the Portfolio.

         DIVERSIFICATION. With respect to 75% of its assets, the Portfolio may not purchase a security (other than a U.S. government security or a security of an investment company) if, as a result: (1) more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer; or (2) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

         INDUSTRY CONCENTRATION. The Portfolio may not purchase a security if, as a result, more than 25% of the Portfolio's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in securities issued by the states, territories or possessions of the
         United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, each Portfolio may invest in one or more investment companies; provided that, except to the extent the Portfolio invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Portfolio treats the assets of the investment companies in which it invests as its own for purposes of this policy.

         BORROWING. The Portfolio may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one third of the Portfolio's total assets.

         REAL ESTATE. The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

         LENDING. The Portfolio may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

         COMMODITIES. The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

         UNDERWRITING. The Portfolio may not underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except, to the extent that in connection with the disposition of the Portfolio's assets, the Portfolio may be deemed to be an underwriter.

         SENIOR SECURITIES. The Portfolio may not issue any class of senior securities except to the extent consistent with 1940 Act.

         NONFUNDAMENTAL LIMITATIONS. The Portfolio has adopted the following nonfundamental investment limitations.

         BORROWING. For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities
        (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (5) the lending of securities ("leverage transactions"). (See fundamental Limitation No. 3 "Borrowing" above.

         LIQUIDITY. The Portfolio may not invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. Each Portfolio may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

         EXERCISING CONTROL OF ISSUERS. The Portfolio may not make investments for the purpose of exercising control of an issuer. Investments by a Portfolio in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

         OTHER INVESTMENT COMPANIES. The Portfolio may not invest in securities of another investment company, except to the extent permitted by the 1940 Act.

         SHORT SALES AND PURCHASING ON MARGIN. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         The Portfolio may not purchase securities on margin, except that a Portfolio may use short-term credit for the clearance of the Portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

         LENDING. The Portfolio may not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one third of the Portfolio's total assets.


Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Portfolio's assets or purchases and redemptions of interests will not be considered a violation of the limitation.

                             MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES

         The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI. Except as noted, each of these individuals  currently  serves in the same  capacity for Schroder  Capital Funds
(Delaware), Schroder Capital Funds II and Schroder Series Trust, other registered investment companies in the Schroder family of funds. If no address is shown, the person's address is that of the Trust, Two Portland Square. Portland, Maine 04101.

         PETER E. GUERNSEY, 75 - Trustee of the Trust; Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

         JOHN I. HOWELL, 80 - Trustee of the Trust; Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

         CLARENCE F. MICHALIS, 75 - Trustee of the Trust; Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

         HERMANN C. SCHWAB, 77 - Chairman and Trustee of the Trust; retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

         HON. DAVID N. DINKINS, 69 - Trustee of the Trust; Professor, Columbia University School of International and Public Affairs; Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetic Center, Inc.; formerly, Mayor, The City of New York.

         PETER S. KNIGHT, 46 - Trustee of the Trust; Partner, Wunder, Knight, Levine, Thelen & Forcey; Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group Inc., Formerly, Campaign Manager, Clinton/Gore `96.

         SHARON L. HAUGH*, 51, 787 Seventh Avenue, New York, New York - Trustee of the Trust; Chairman, Schroder Capital Management Inc. ("SCM"), Executive Vice President and Director, SCMI; Chairman and Director, Schroder Advisors.

         MARK J. SMITH*, 35, 33 Gutter Lane, London, England - President and Trustee of the Trust; Senior Vice President and Director of SCMI since April 1990; Director and Senior Vice President, Schroder Advisors.

         MARK ASTLEY, 33, 787 Seventh Avenue, New York, New York - Vice President of the Trust; First Vice President of SCMI, prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1987.


         FERGAL CASSIDY, 29, 787 Seventh Avenue, New York, New York - Treasurer of the Trust; Acting Controller and Assistant Vice President of SCM and SCMI since September 1997; Assistant Vice President of SCM and SCMI from April 1997 to September 1997; Associate, SCMI, from August 1995 to March 1997; and prior thereto Senior Accountant of Concurrency Mgt., Greenwich, Connecticut from November 1994 to August 1995, and Senior Accountant, Schroder Properties, London, September 1990 to November 1993.


         ROBERT G. DAVY, 36, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1986.

         MARGARET H. DOUGLAS-HAMILTON, 55, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Secretary of SCM since July 1995; Senior Vice President (since April 1997) and General Counsel of Schroders U.S. Holdings Inc. since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

         RICHARD R. FOULKES, 51, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

         JOHN Y. KEFFER, 54 - Vice President of the Trust; President of Forum Financial Group, LLC, parent Forum Accounting Services, LLC and Forum Administrative Services, LLC.

         JANE P. LUCAS, 35, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director and Senior Vice President SCMI; Director of SCM since September 1995; Director of Schroder Advisors since September 1996; Assistant Director Schroder Investment Management Ltd. since June 1991.


         ALAN MANDEL, 41, 787 Seventh Avenue, New York, New York - Assistant Treasurer of the Trust; Vice President of SCMI since September 1998; prior thereto Director of Mutual Fund Administration for Salomon Brothers Asset Management since 1995; prior thereto Chief Financial Officer and Vice President of Mutual Capital Management since 1991.

         CARIN MUHLBAUM, 36, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust; Vice President of SCMI since 1998; prior thereto an investment management attorney with Seward & Kissel since 1998; prior thereto an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since 1989.


         CATHERINE A. MAZZA, 37, 787 Seventh Avenue, New York, New York - Vice President of the Trust; President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

         MICHAEL PERELSTEIN, 41, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director since May 1997 and Senior Vice President of SCMI since January 1997; prior thereto, Managing Director of MacKay - Shields Financial Corp.

         ALEXANDRA POE, 37, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust; Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; Secretary of Schroder Advisors; prior thereto, an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.


         NICHOLAS ROSSI, 35, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust, Associate of SCMI since October 1997 and
         Assistant Vice President Schroder Advisors since March 1998; prior thereto Mutual Fund Specialist, Willkie Farr & Gallagher since May 1996; prior thereto, Fund Administrator with Furman Selz LLC since 1992.


         THOMAS G. SHEEHAN, 42 - Assistant Treasurer and Assistant Secretary of the Trust; Relationship Manager and Counsel, Forum Administrative Services, LLC since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

         JOHN A.  TROIANO,  38, 787 Seventh  Avenue,  New York,  New York - Vice
         President of the Trust; Director of SCM since April 1997; Chief Executive Officer, since July 1, 1997, of SCMI and Managing Director and Senior Vice President of SCMI since October 1995; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.


         CHERYL O. TUMLIN, 32, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust; Assistant Counsel, Forum Administrative Services, LLC since July 1996, prior thereto, attorney with the U.S. Securities and Exchange Commission, Division of Market Regulation since 1995; prior thereto, attorney with Robinson Silverman Pearce Aronsohn & Berman since 1991.


         IRA L. UNSCHULD, 31, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993.

*        Interested Trustee of the Trust within the meaning of the 1940 Act.

         In addition to the Trust, the term "Fund Complex" includes three other registered investment companies -- Schroder Capital Funds II, an open-end management investment company; Schroder Capital Funds (Delaware), an open-end management investment company; and Schroder Series Trust, an open-end company -- for which SCMI serves as investment adviser for each series.

         Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Trust. Independent Trustees of the Trust receive an annual retainer from the Fund Complex of $11,000 and additional fees of $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among the various investment companies based on their relative net assets. Payment of meeting fees is allocated only among those investment companies to which the meeting relates. None of the registered investment companies in the Fund Complex has any bonus, profit sharing, pension or retirement plans.


         The following table provides the fees paid to each independent Trustee of the Trust for the year ended May 31, 1998.




                                                          Pension or                                   Total
                                                          Retirement                             Compensation From
                                      Aggregate        Benefits Accrued      Estimated Annual    Fund Complex Paid
                                  Compensation From    As Part of Trust       Benefits Upon       To Trustees ($)
Name of Trustee                     the Trust ($)        Expenses ($)         Retirement ($)
-------------------------------- -------------------- -------------------- --------------------- -------------------

Mr. Guernsey                            4,073                  0                    0                  7,000
Mr. Howell                              3,043                  0                    0                  7,000
Mr. Michalis                            4,073                  0                    0                  7,000
Mr. Schwab                              4,573                  0                    0                  7,750
Mr. Dinkins                             2,543                  0                    0                  5,000
Mr. Knight                              2,543                  0                    0                  6,250

         As of August 31, 1998, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Trust's outstanding shares.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         The  control   persons  and  principal   shareholders  in  the  Trust's
Portfolios are set forth in Table 3 in Appendix A.


         Both Schroder Capital Funds (Delaware) and Norwest Advantage Funds have informed the Trust that whenever one of their series is requested to vote on matters pertaining to a Portfolio, they will either: (1) solicit voting instructions from fund shareholders with regard to the voting of all proxies with respect to a fund's shares in a Portfolio and vote such proxies in accordance with such instructions, or (2) vote the interests held by a fund in the same proportion as the vote of all other holders of the Portfolio's interests.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

         SCMI, 787 Seventh Avenue, New York, New York, 10019, serves as investment adviser to each Portfolio pursuant to an investment advisory agreement. SCMI (as well as SCM) is a wholly owned U.S. subsidiary of Schroders Incorporated (doing business in New York State as Schroders Holdings), the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in seventeen countries worldwide. The Schroder Group specializes in providing investment management services, with funds under management in excess of 175 billion as of September 30, 1997.

         Under the investment advisory agreements, SCMI is responsible for managing the investment and reinvestment of the assets included in each Portfolio and for continuously reviewing, supervising and administering the Portfolios' investments. In this regard, SCMI is responsible for making decisions relating to the Portfolios' investments and placing purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion. SCMI also furnishes to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolios.

         Under the terms of the investment advisory agreements, SCMI is required to manage the Portfolios' investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material inside information that may be in its possession or in the possession of its affiliates.

         The investment advisory agreements each continue in effect provided such continuance is approved annually: (1) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act) or by the Board and (2) by a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party to the agreement. The investment advisory agreement with respect to a Portfolio may be terminated without penalty by vote of the Trustees or the interestholders of the Portfolio, in each case on 60 days' written notice to SCMI, or by SCMI on 60 days' written notice to the Trust. The agreements terminate automatically if assigned. Each agreement also provides that, with respect to the Portfolio, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of SCMI's duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

         Table 1 in Appendix A shows the dollar amount of advisory fees payable as a percentage of daily net assets by each Fund to SCMI, as well as the dollar amount of fees that would have been payable had certain waivers not been in place, together with the dollar amount of fees waived and the dollar amount of net fees paid. The advisory fee rates are set forth in Part A. This information is provided for the past three years or such shorter terms as a Portfolio has been operational.


     Schroder Investment Management International, Ltd. ("SIMIL"), 31 Gresham Street, London, U.K. EC2V 7QA, an affiliate of SCMI, serves as subadviser to Schroder International Smaller Companies Portfolio. Under a Subadvisory Agreement among SCMI, SIMIL, and the Portfolio, SIMIL is responsible for the day-to-day portfolio management of the Portfolio, subject to the direction and control of SCMI. SIMIL, a newly organized investment advisory firm, is a wholly-owned subsidiary of Schroders plc, and as of June 30, 1998 had under management assets of approximately $42 billion. Under the Subadvisory Agreement, SCMI pays SIMIL a monthly fee at the annual rate of 0.25% of the Portfolio's average daily net assets.

     Under the terms of the investment sub-advisory agreement, SIMIL is required to manage the investment portfolio of Schroder International Smaller Companies Portfolio in accordance with applicable laws and regulations. In making its investment decisions, SIMI does not use material inside information that may be in its possession or in the possession of its affiliates.

     The investment sub-advisory agreement continues in effect provided such continuance is approved annually: (1) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act) or by the Board and (2) by a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party to the agreement. The investment sub-advisory agreement may be terminated without penalty (i) by a vote of the Board or by a vote of a majority of the outstanding voting interests of the Portfolio on 60 days' written notice to SIMIL; (ii) by the SCMI on 60 days' written notice to the SIMIL; or (iii) by SIMIL on 60 days' written notice to the Trust. The agreement shall terminate automatically if assigned. The agreement also provides that, with respect to the Portfolio, neither SIMIL nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of SIMIL's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.


ADMINISTRATIVE SERVICES


         On behalf of each Portfolio, the Trust has entered into an administration agreement with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, and a subadministration agreement FAdS. Under these agreements, Schroder Advisors and FAdS provide certain management and administrative services necessary for the Portfolios' operations, other than the investment management and administrative services provided to the Portfolios by SCMI pursuant SCMI's investment advisory agreements. These services include, among other things: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Portfolios, including coordination of the services performed by SCMI and the interestholder recordkeeper and portfolio accountant, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly owned subsidiary of SCMI, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

         The administration and subadministration agreements are terminable with respect to each Portfolio without penalty, at any time, by the Board on 60 days' written notice to Schroder Advisors or FAdS, as applicable, or by Schroder Advisors or FAdS on 60 days' written notice to the Trust.


         Table 2 in Appendix A shows the dollar amount of administration and subadministration fees payable with respect to each Portfolio had certain waivers not been in place, together with the dollar amount of fees waived and the dollar amount of net fees paid. The fee rates are set forth in Part A. This information is provided for the past three years or such shorter terms as a Portfolio has been operational.

INTERESTHOLDER RECORDKEEPING AND PORTFOLIO ACCOUNTING


         FAS, an affiliate of FAdS, performs interestholder recordkeeping and portfolio accounting services for each Portfolio pursuant to an agreement with the Trust. The agreement is terminable with respect to each Portfolio without penalty, at any time, by the Board upon 60 days' written notice to FAS or by FAS upon 60 days' written notice to the Trust.

         Under its agreement, FAS prepares and maintains the interestholder and accounting books and records of each Portfolio that are required to be maintained under the 1940 Act, calculates the net asset value of each Portfolio, calculates the distributive share of the Portfolios' income, expense, gain and loss allocable to each interestholder and prepares periodic reports to interestholders and the SEC. For its services to each Portfolio, FAS is entitled to receive from the Trust a fee of $48,000 per year. FAS is entitled to an additional $24,000 per year with respect to global and international portfolios. In addition, FAS also is entitled to an additional $12,000 per year with respect to tax-free money market portfolios, portfolios with more than 25% of their total assets invested in asset-backed securities, portfolios that have more than 100 security positions, or portfolios that have a monthly portfolio turnover rate of 10% or greater.

         FAS is required to use its best judgment and efforts in rendering its services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FAS is not responsible or liable for any failure or delay in performance of its obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless FAS and its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and all other expenses arising out of or in any way related to FAS's actions taken or failures to act with respect to a Portfolio or based, if applicable, upon information, instructions or requests with respect to a Portfolio given or made to FAS by an officer of the Trust duly authorized. This indemnification does not apply to FAS's actions taken or failures to act in cases of FAS's own bad faith, willful misconduct or gross negligence.

CUSTODIAN

         The Chase Manhattan Bank, through its Global Securities Services division located in London, England, acts as custodian of the Portfolios' assets but plays no role in making decisions as to the purchase or sale of portfolio securities for the Portfolios. Under rules adopted under the 1940 Act, the Portfolios may maintain their foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Portfolio; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Portfolio assets.

INDEPENDENT AUDITORS


         PricewaterhouseCoopers,   LLP,   One  Post   Office   Square,   Boston,
Massachusetts 02109, serves as independent auditors for each Portfolio.


YEAR 2000 DISCLOSURE


         The Portfolios receive services from SCMI, Schroder Advisors, FAdS, FAS, The Chase Manhatten Bank and others which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the year 2000 from the year 1900. Schroder Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

INVESTMENT DECISIONS

         Investment decisions for the Portfolios and for SCMI's other investment advisory clients are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved, and a particular security may be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner that, in SCMI's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

         Transactions on U.S. stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to the difficulty and size of the transaction; for example, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S. Since most brokerage transactions for a Portfolio are placed with foreign broker-dealers, certain portfolio transaction costs for a Portfolio may be higher than fees for similar transactions executed on U.S. securities exchanges. However, SCMI seeks to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Each Portfolio's advisory agreement authorizes and directs SCMI to place orders for the purchase and sale of the Portfolio's investments with brokers or dealers SCMI selects and to seek "best execution" of portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain the most favorable price and execution available. A Portfolio may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI considers all factors it deems relevant, including price, transaction size, the nature of the market for the security, the commission amount, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealers involved, and the quality of service rendered by the broker-dealers in other transactions.

         Historically, investment advisers, including advisers of investment companies and other institutional investors, have received research services from broker-dealers that execute portfolio transactions for the advisers' clients. Consistent with this practice, SCMI may receive research services from broker-dealers with which it places portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including other Portfolios), although not all of these services are necessarily useful and of value in managing a Portfolio. The investment advisory fee paid by a Portfolio is not reduced because SCMI and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, SCMI may cause a Portfolio to pay a broker-dealer that provides SCMI with "brokerage and research services" (as defined in that Section) an amount of disclosed commission for effecting a securities transaction in excess of the commission which another broker-dealer would have charged for effecting that transaction. In addition, although it does not do so currently SCMI may allocate brokerage transactions to broker-dealers who have entered into arrangements under which the broker-dealer allocates a portion of the commissions paid by a Portfolio toward payment of Portfolio expenses, such as custodian fees.

         Subject to the general policies of a Portfolio regarding allocation of portfolio brokerage as set forth above, the Board has authorized SCMI to employ:
(1) Schroder & Co. Inc., an affiliate of SCMI, to effect securities transactions of a Portfolio on the New York Stock Exchange only; and (2) Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect securities transactions of a Portfolio on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.

         Payment of brokerage commissions to Schroder & Co. Inc. or Schroder Securities for effecting brokerage transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a securities exchange paid by a Portfolio to a broker that is an affiliated person of such investment company (or an affiliated person of another person so affiliated) not exceed the usual and customary broker's commissions for such transactions. It is the policy of each Portfolio that commissions paid to Schroder & Co. Inc. or Schroder Securities will, in SCMI's opinion, be: (1) at least as favorable as commissions contemporaneously charged by Schroder & Co. Inc. or Schroder Securities, as the case may be, on comparable transactions for their most favored unaffiliated customers; and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that commissions paid to Schroder & Co. Inc. or Schroder Securities by a Portfolio satisfy these standards. Such procedures are reviewed periodically by the Board, including a majority of the non-interested Trustees. The Board also reviews all transactions at least quarterly for compliance with such procedures.

     It is further a policy of the Portfolios that all such transactions effected by Schroder & Co. Inc. on the New York Stock Exchange be in accordance with Rule 11a2-2(T) promulgated under the Securities Exchange Act of 1934, as amended, which requires in substance that a member of such exchange not associated with Schroder & Co. Inc. actually execute the transaction on the exchange floor or through the exchange facilities. Thus, while Schroder & Co. Inc. will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.

     Schroder & Co. Inc. pays a portion of the brokerage commissions it receives from a Portfolio to the brokers executing the transactions on the New York Stock Exchange. In accordance with Rule 11a2-2(T), the Trust has entered into an agreement with Schroder & Co. Inc. permitting it to retain a portion of the brokerage commissions paid to it by a Portfolio. The Board, including a majority of the non-interested Trustees, hasve approved this agreement.

     None of the Portfolios has any understanding or arrangement to direct any specific portion of its brokerage to Schroder & Co. Inc. or Schroder Securities, and none will direct brokerage to Schroder & Co. Inc. or Schroder Securities in recognition of research services.

         From time to time, a Portfolio may purchase securities of a broker or dealer through which it regularly engages in securities transactions.


         Table 4 in Appendix A shows the dollar amount of brokerage commissions paid by each Portfolio for the past three years or such shorter terms as a Portfolio has been operational. In addition, the table also indicates the dollar amount of brokerage commissions, percentage of brokerage commissions and percentage of commission transactions executed through each of Schroder & Co. Inc. and Schroder Securities.


                       CAPITAL STOCK AND OTHER SECURITIES

         Under the Trust's Trust Instrument, the Trustees are authorized to issue beneficial interests in one or more separate and distinct series. Investments in the Portfolios have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Each investor in a Portfolio is entitled to a vote in proportion to the amount of its investment therein. Investors in a Portfolio and other series of the Trust will all vote together in certain circumstances (e.g., election of the Trustees) as required by the 1940 Act. One or more portfolios of the Trust could control the outcome of these votes. Investors do not have cumulative voting rights, and investors holding more than 50% of the aggregate interests in the Trust or in a Portfolio, as the case may be, may control the outcome of votes. The Trust is not required and has no current intention to hold annual meetings of investors, but the Trust will hold special meetings of investors when: (1) a majority of the Trustees determines to do so, or (2) investors holding at least 10% of the interests in the Trust (or a Portfolio) request in writing a meeting of investors in the Trust (or Portfolio). Except for certain matters specifically described in the Trust Instrument, the Trustees may amend the Trust Instrument without the vote of investors.

         The Trust, with respect to a Portfolio, may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the Board. A Portfolio may be terminated: (1) upon liquidation and distribution of its assets, if approved by the vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act), or (2) by the Trustees on written notice to the Portfolio's investors. Upon liquidation or dissolution of a Portfolio, the investors therein would be entitled to share pro rata in its net assets available for distribution to investors.

         The Trust is organized as a business trust under the laws of the State of Delaware. The Trust's interestholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act provides that an interestholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust interestholder liability exists in many other states. As a result, to the extent that the Trust or an interestholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust to liability. To guard against this risk, the Trust Instrument disclaims liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any interestholder held personally liable for the obligations of the Trust. Thus, the risk of an interestholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law;
(2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, SCMI believes that the risk of personal liability to a Trust interestholder is remote.

         Under  federal  securities  law,  any  person  or entity  that  signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. The Trust, the Trustees and certain officers are required to sign the registration statement and amendments thereto of certain registered investment companies that invest in a Portfolio. In addition, under federal securities law, the Trust may be liable for misstatements or omissions of a material fact in any proxy soliciting material of a publicly offered investment company investor in the Trust. Each such investor in a Portfolio has agreed to indemnify the Trust, the Trustees and officers ("Indemnitees") against certain claims.

         Indemnified claims are those brought against Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about the Trust and was supplied to the investor by the Trust. Similarly, the Trust will indemnify each investor in a Portfolio, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about the Trust that is supplied to the investor by the Trust. In addition, certain registered investment company investors in the Portfolio will indemnify each Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Trust. The purpose of these cross-indemnity provisions is principally to limit the liability of the Trust to information that it knows or should know and can control.

                 PURCHASE, REDEMPTION AND PRICING OF SECURITIES

PRIVATE SALE OF INTERESTS

         Interests in the Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of section 4(2) of the 1933 Act. All investments in a Portfolio are made and withdrawn at the net asset value per Interest next determined after an order is received by the Portfolio. Net asset value per Interest is calculated by dividing the aggregate value of the Portfolio's assets less all liabilities by the number of shares of the Portfolio outstanding.

         Each investment in a Portfolio is in the form of a non-transferable beneficial interest.

DETERMINATION OF NET ASSET VALUE

         The Board has established the time for (see Part A) and the procedures for the valuation of the Portfolios' securities: (1) equity securities listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange are valued at their latest sale prices on such exchange that day prior to the time when assets are valued; in the absence of sales that day, such securities are valued at the mid-market prices (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Portfolio's investment adviser); (2) unlisted equity securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation; (3) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (4) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (5) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

         When an option is written, an amount equal to the premium received is recorded in the books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. Options are valued at their mid-market prices in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and related options are stated at market value.

         Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Board (or SCMI under the Board's procedures), reflect the fair value of the contract, in which case the positions will be valued under the Board's procedures.

REDEMPTIONS IN-KIND

         In the event that payment for redeemed interests is made wholly or partly in portfolio securities, interestholders may incur brokerage costs in converting the securities to cash. An in-kind distribution of portfolio securities is generally less liquid than cash. The interestholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the interestholder and conversion to cash. A redemption in-kind of portfolio securities could result in a less diversified portfolio of investments for a Portfolio and could affect adversely the liquidity of its investment portfolio.

                                   TAX STATUS

PORTFOLIOS AS PARTNERSHIPS

         Each Portfolio is classified for federal income tax purposes as a partnership that is not a "publicly traded partnership". As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolios' also are not subject to Delaware income or franchise tax.

         Each investor in a Portfolio is deemed to own a proportionate share of the Portfolio's assets and to earn a proportionate share of the Portfolio's income, for, among other things, purposes of determining whether the investor satisfies the requirements to qualify as a regulated investment company ("RIC"). Accordingly, each Portfolio intends to conduct its operations so that its investors that invest substantially all of their assets in the Portfolio and intend to qualify as RICs should be able to satisfy all those requirements.

         Distributions to an investor from a Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the investor's recognition of any gain or loss for federal income tax purposes, except that:
(1) gain will be recognized to the extent any cash that is distributed exceeds the investor's basis for its interest in the Portfolio before the distribution;
(2) income or gain will be recognized if the distribution is in liquidation of the investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables; and (4) gain or loss may be recognized on a distribution to an investor that contributed property to the Portfolio. An investor's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property it invests in the Portfolio, increased by the investor's share of the Portfolio's net income and gains and decreased by: (a) the amount of cash and the basis of any property the Portfolio distributes to the investor and (b) the investor's share of the Portfolio's losses.

INVESTMENTS IN FOREIGN SECURITIES

         Dividends and interest received by a Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on the security respect to which the dividend or interest is paid. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, RICs and certain other investors that hold stock of a PFIC (including indirect holding through an interest in a Portfolio) will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the RIC distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the RIC's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) - which most likely would have to be distributed by the Portfolio's RIC investors to satisfy the distribution requirements applicable to them - even if those earnings and gain were not received by the portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         A Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments)Under Code
Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gain or loss from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code
Section 988. In certain circumstances, a Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gain or loss will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income.
Additionally, if the Code Section 988 loss exceeds other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and any distributions made before the loss was realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his or her Fund shares.

OTHER PORTFOLIO INVESTMENTS

         If a Portfolio engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of interestholder income. Each Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

         "Constructive sale" provisions apply to activities by a Portfolio which lock-in gain on an "appreciated financial position". Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when a Portfolio occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these provisions may cause a Portfolio to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

WITHHOLDING

         Ordinary income paid to interestholders who are nonresident aliens are subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident interestholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

Each Portfolio may write, purchase or sell options or futures contracts. Unless a Portfolio is eligible to, and does, make a special election, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year (I.E., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless such special election is made, gain or loss from transactions in options and futures contracts will be 60% long-term and 40% short-term capital gain or loss.

Code Section 1092, which applies to certain "straddles," may affect the taxation of a Portfolio's transactions in options and futures contracts. Under Section 1092, a Portfolio may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

         The Trust is required to report to the Internal Revenue Service ("IRS") all distributions and gross proceeds from the redemption of Interests (except in the case of certain exempt interestholders). All such distributions and proceeds generally will be subject to the withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt interestholders if: (1) the interestholder fails to furnish the Trust with and to certify the interestholder's correct taxpayer identification number; (2) the IRS notifies the Trust that the interestholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the interestholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the interestholder's federal income tax liability.

         In some circumstances, new federal tax regulations (effective for payments made on or after January 1, 1999 although transition rules will apply) will increase the U.S. federal income taxation of a interestholder who, under the Code, is a non-resident alien individual, a foreign trust or estate, foreign corporation or foreign partnership ("non-U.S. interestholder") depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such interestholder. Ordinarily, income from a Portfolio will not be treated as so "effectively connected."

If the income from a Portfolio is not treated as "effectively connected" with a U.S. trade or business carried on by the non-U.S. interestholder dividends of net investment income (which includes short-term capital gains), whether received in cash or reinvested in shares, will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such dividends. Furthermore, such non-U.S. interestholders may be subject to U.S. federal income tax at the rate of 30% (or lower treaty rate) on their income resulting from a Portfolio's election (described above) to "pass through" the amount of non-U.S. taxes paid by a Portfolio, but may not be able to claim a credit or deduction with respect to the non-U.S. income taxes treated as having been paid by them.

A non-U.S. interestholder whose income is not treated as "effectively connected" with a U.S. trade or business generally will not be subject to U.S. federal income taxation on distributions of net long-term capital gains and any gain realized upon the sale of Portfolio shares. If the non-U.S. interestholder is treated as a non-resident alien individual but is physically present in the United States for more than 182 days during the taxable year, then in certain circumstances such distributions of net long-term capital gains amounts retained by Portfolio which are designated as undistributed capital gains and gain from the sale of Portfolio shares will be subject to a U.S. federal income tax of 30% (or lower treaty rate). In the case of a non-U.S. interestholder who is a non-resident alien individual, a Portfolio may be required to withhold U.S. federal income tax at a rate of 31% of distributions (including distributions of net long-term capital gains) unless IRS Form W-8 is provided.

If the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by a non-U.S. interestholder, then distributions of net investment income (which includes short-term capital gains) whether received in cash or reinvested in shares net long-term capital gains and amounts otherwise includable in income, such as amounts retained by a Portfolio which are designated as undistributed capital gains and any gains realized upon the sale of shares of a Portfolio will be subject to U.S. federal income tax at the graduated rates applicable to U.S. taxpayers. Non-U.S. interestholders that are corporations may also be subject to the branch profits tax.

Transfers of shares of a Portfolio by gift by a non-U.S. interestholder will generally not be subject to U.S. federal gift tax, but the value of shares of a Portfolio held by such a interestholder at death will be includable in the interestholder's gross estate for U.S. federal income tax purposes.

The income tax and estate tax consequences to a non-U.S. interestholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. interestholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.

Non-U.S. interestholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Portfolio.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Portfolio also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment.
Interestholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.

GENERAL

     The income tax and estate tax consequences to a non-U.S. interestholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. interestholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Non-U.S. interestholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Income from a Portfolio also may be subject to foreign, state and local taxes, and their treatment under foreign, state and local income tax laws may differ from the federal income tax treatment. Interestholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.

                                 PLACEMENT AGENT

         Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101, serves as the Trust's placement agent (underwriter). The placement agent receives no compensation for such placement agent services.

                        CALCULATIONS OF PERFORMANCE DATA

         Each Portfolio calculates its yields and returns in accordance with SEC prescribed formulas. The Portfolios may also calculate performance information using other methodologies.

                              FINANCIAL STATEMENTS


         The fiscal year end of International Equity Fund and Schroder International Smaller Companies Portfolio is October 31. The fiscal year end of Schroder EM Core Portfolio, Schroder U.S. Smaller Companies Portfolio and Schroder Global Growth Portfolio is May 31.


         Financial statements for each Portfolio's semi-annual period and fiscal year will be distributed to interestholders. The Board in the future may change the fiscal year end of a Portfolio; the tax year end of a Portfolio may change due to the year ends of the interestholders under certain circumstances.


     The annual reports for the year ended October 31, 1997 and the semi-annual reports for the period ended April 30, 1998 for International Equity Fund and Schroder International Smaller Companies Portfolio, including , in the case of the annual reports, the independent auditors' reports thereon, and the annual report for Schroder EM Core Portfolio, Schroder U.S. Smaller Companies Portfolio and Schroder Global Growth Portfolio for the year ended is May 31, 1998, including the independent auditors' report thereon, are included along with this Part B.

                                   APPENDIX A
                              MISCELLANEOUS TABLES

Table 1 - Investment Advisory Fees

                                                             Gross
                                                       Advisory Fee ($)       Fee Waived ($)      Net Fee Paid ($)
                                                       ----------------       --------------      ----------------
International Equity Fund
Year ended October 31, 1997                                       892,167                47,471              844,696
Year ended October 31, 1996                                       978,697                51,971              926,726

Schroder EM Core Portfolio

Year Ended May 31, 1998                                           155,546               142,195               13,351


Schroder International Smaller Companies Portfolio
Year ended October 31, 1997                                        60,033                60,033                    0

Schroder U.S. Smaller Companies Portfolio

Year ended May 31, 1998                                         1,419,439                     0            1,419,439
Period ended May 31, 1997                                         211,277                35,396              175,881
Period ended October 31, 1996                                      26,334                20,260                6,074

Schroder Global Growth Portfolio
Year ended May 31, 1998                                             8,177                 8,177                    0



Table 2(a) - Administration Fees

                                                             Gross
                                                        Admin, Fee ($)        Fee Waived ($)      Net Fee Paid ($)
                                                        --------------        --------------      ----------------
International Equity Fund
Year ended October 31, 1997                                       159,378                     0              159,378
Year ended October 31, 1996                                       326,232                     0              326,232

Schroder EM Core Portfolio

Year Ended May 31, 1998                                            15,555                     0               15,555



Schroder International Smaller Companies Portfolio
Year ended October 31, 1997                                        10,882                10,594                  288

Schroder U.S. Smaller Companies Portfolio

Year Ended May 31, 1998                                                 0                     0                    0
Period ended May 31, 1997                                               0                     0                    0
Period ended October 31, 1996                                           0                     0                    0

Schroder Global Growth Portfolio
Year Ended May 31, 1998                                             2,453                 2,453                    0




                                      A-1




Table 2(b) - Subadministration Fees

                                                             Gross
                                                       Subadmin Fee ($)       Fee Waived ($)      Net Fee Paid ($)
                                                       ----------------       --------------      ----------------
International Equity Fund
Year ended October 31, 1997                                       138,010                     0              138,010
Year ended October 31, 1996                                           N/A                   N/A                  N/A

Schroder EM Core Portfolio

Year ended May 31, 1998                                            14,658                 2,992               11,666


Schroder International Smaller Companies Portfolio
Year ended October 31, 1997                                         5,009                     0                5,009

Schroder U.S. Smaller Companies Portfolio

Year ended May 31, 1998                                           177,430                     0              177,430
Period ended May 31, 1997                                          26,410                     0               26,410
Period ended October 31, 1996                                       3,292                     0                3,292

Schroder Global Growth Portfolio
Year ended May 31, 1998                                            15,685                14,459                1,226



Table 3:  Control Persons and Principal Interestholders

As of September 1, 1998, there were no interestholders holding more than 25% of the shares of the Trust. The following are the and principal interestholder each of the Portfolios as of September 1, 1998:

                                                      Number of Units of       Percentage of

                                                      Beneficial Interest     Portfolio Owned
International Equity Fund
Schroder International Fund, a series of Schroder
 Capital Funds (Delaware)
Two Portland Square

 Portland, Maine  04101                                  11,081,444.339            84.04%
   Sealaska Corporation --Permanent Fund

 One Sealaska Plaza

 Juneau, AK  99801                                       1,286,462.312             9.76%


EM Core Portfolio

Norwest Advantage Funds Diversified Equity Fund,           377,150.745             25.25%
Norwest Advantage Growth Equity Fund,                      422,545.694             28.29%
Norwest Advantage Funds Growth Balanced Fund,              103,746.419             6.94%
Norwest Advantage Funds International Fund, each

 a series of Norwest Advantage Funds,
 Two Portland Square

 Portland, Maine  04101                                   464,126.791              31.07


International Smaller Companies Portfolio
   Schroder International Smaller Companies Fund, a series of Schroder Capital Funds (Delaware)
 Two Portland Square

 Portland, Maine  04101                                    413,448.38               100%


U.S. Smaller Companies Portfolio
Schroder U.S. Smaller Companies Fund, a
 series of Schroder Capital Funds (Delaware)
 Two Portland Square

 Portland, Maine  04101                                  2,979,618.209             19.26%
Norwest Advantage Funds Small Cap Opportunities

  Fund, a series of Norwest Advantage Funds,
 Two Portland Square

 Portland, Maine  04101                                  12,385,037.127            80.06%

Global Growth Portfolio
   Schroders Incorporated
   787 Seventh Avenue
   New York, NY  10019                                     200,00.00               59.44%

   Performa Global Growth Fund
   c/o Forum Financial Corp.
   3 Canal Plaza, 3rd Fl.
   Portland, ME  04101                                    136,448.413              40.56%




Table 4 - Brokerage Commissions


                                                                             Schroder & Co. Inc.
                                                         ------------------------------------------------------------
                                      Total Brokerage     Total Brokerage       Percentage of       Percentage of
                                      Commissions ($)     Commissions ($)        Commissions         Transactions
International Equity Fund
Year ended October 31, 1997                     421,189               4,716                 0.99                1.11
Year ended October 31, 1996                     756,181

Schroder EM Core Portfolio

Year ended May 31, 1998                          92,986                    0                   0                   0



Schroder International Smaller
Companies Portfolio
Year ended October 31, 1997                      37,223                    0                   0                   0

Schroder U.S. Smaller Companies
Portfolio

Year ended May 31, 1998                         491,278                    0                   0                   0
Period ended May 31, 1997                       167,043                    0                   0                   0
Period ended October 31, 1996                    37,589                    0                   0                   0

Schroder Global Growth Portfolio
Year ended May 31, 1998                           7,259                    0                   0                   0




                                                                             Schroder Securities
                                                         ------------------------------------------------------------
                                      Total Brokerage     Total Brokerage       Percentage of       Percentage of
                                      Commissions ($)     Commissions ($)        Commissions         Transactions
International Equity Fund
Year ended October 31, 1997                     421,189                    0                   0                   0
Year ended October 31, 1996                     756,181                    0                   0                   0

Schroder EM Core Portfolio

Year ended May 31, 1998                          92,986                    0                   0                   0


Schroder International Smaller
Companies Portfolio
Year ended October 31, 1997                      37,223                    0                   0                   0

Schroder U.S. Smaller Companies
Portfolio

Year ended May 31, 1998                         491,278                    0                   0                   0
Period ended May 31, 1997                       167,043                    0                   0                   0
Period ended October 31, 1996                    37,589                    0                   0                   0

Schroder Global Growth Portfolio
Year ended May 31, 1998                           7,259                    0                   0                   0




                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements


                    Part A:  None.

                    Part B: Audited Financial Statements for the fiscal year ended October 31, 1997 including Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Financial
                    Highlights, Notes to Financial Statements and Report of Independent Accountants for International Equity Fund and Schroder International Smaller Companies Portfolio (Annual Reports filed via EDGAR on January 6, 1998 accession numbers 0000889812-98-000005 and 0000889812-98-000006).

                    Audited Financial Statements for the fiscal year ended May 31, 1998 including Report of Independent Accountants, Statements of Assets and Liabilities, Statements of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Fianncial Statements and Schedules of Investments for Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio Schroder and EM Core Portfolio are filed herewith as Exhibit (12) under Item 24(b).

                    Unaudited financial statements for the period ended April 30, 1998 including Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements for Schroder International Smaller Companies Portfolio and Schroder International Equity Fund (Semi-Annual Reports filed via EDGAR on June 30, 1998,
                    accession       numbers       0000889812-98-001656       and
                    0000889812-98-001655, respectively



         (b)      Exhibits:


                  (1) Trust Instrument of Registrant dated September 6,1995 as amended November 30, 1995 and restated January 9, 1998 (filed herewith).


                  (2)      Not applicable.

                  (3)      Not applicable.


                  (4) See the following Articles and Sections in the Trust Instrument filed as Exhibit (1): Article II, Section 2.3, 2.4; Article V; Article VI; Article VII; Article IX; and Article X.

                  (5)      (a)      Investment  Advisory  Agreement  between
                                    Registrant and Schroder  Capital  Management
                                    International  Inc.  ("SCMI")  dated  as  of
                                    March 15,  1996  with  respect  to  Schroder
                                    International  Smaller  Companies  Portfolio
                                    and   Schroder   Global   Asset   Allocation
                                    Portfolio (see Note 1).

                           (b) Investment Advisory Agreement between Registrant and SCMI dated as of September 13, 1995 with respect to International Equity Fund and Schroder Emerging Markets Fund Institutional Portfolio (see Note 2).

                           (c) Investment Advisory Agreement between Registrant and SCMI dated as of September 18, 1997 with respect to Schroder Global Growth Portfolio (see Note 2).

                           (d) Investment Advisory Agreement between Registrant and Schroder Capital Management International Inc. ("SCMI") dated as of May 16, 1996 with respect to Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio, Schroder Asian Growth Fund Portfolio, and Schroder Japan Portfolio (see
                                    Note 3).

                           (e) Investment Subadvisory Agreement Between Registrant, SCMI and Schroder Investment Management International, Ltd. dated as of June 15, 1998 with respect to Schroder International Smaller Companies Portfolio (filed herewith).

                  (6)      Not applicable.

                  (7)      Not applicable.

                  (8) Global Custody Agreement between Registrant and The Chase Manhattan Bank, N.A. dated as of September 13, 1995 with respect to International Equity Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Portfolio, Schroder Global Asset Allocation Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio, Schroder Japan Portfolio, Schroder European Growth Portfolio, Schroder Asian Growth Fund Portfolio, Schroder United Kingdom Portfolio, and Schroder Global Growth Portfolio (see
                           Note 2)

                  (9) (a) Administration Agreement between Registrant and Schroder Fund Advisors Inc. ("Schroder Advisors") dated as of November 26, 1996 with respect to International Equity Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder International Smaller Companies Portfolio, Schroder EM Core Portfolio, Schroder Global Growth Portfolio, Schroder Asian Growth Fund Portfolio, and Schroder Japan Portfolio (see
                                    Note 3).

                           (b) Subadministration Agreement between Registrant and Forum Administrative Services, LLC dated as of February 1, 1997 with respect to International Equity Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder International Smaller Companies Portfolio, Schroder Global Growth Portfolio, Schroder EM Core Portfolio, Schroder Asian Growth Fund Portfolio, and Schroder Japan Portfolio (see Note 3).

                           (c)      Transfer    Agency   and   Fund   Accounting
                                    Agreement   between   Registrant  and  Forum
                                    Financial  Corp.  dated as of September  13,
                                    1995 with  respect to  International  Equity
                                    Fund,   Schroder   Emerging   Markets   Fund
                                    Institutional      Portfolio,       Schroder
                                    International  Smaller Companies  Portfolio,
                                    Schroder Global Asset Allocation  Portfolio,
                                    Schroder U.S. Smaller  Companies  Portfolio,
                                    Schroder EM Core  Portfolio,  Schroder Japan
                                    Portfolio,    Schroder    European    Growth
                                    Portfolio,   Schroder   Asian   Growth  Fund
                                    Portfolio,     Schroder    United    Kingdom
                                    Portfolio,   and  Schroder   Global   Growth
                                    Portfolio (see Note 2).


                           (d) Placement Agent Agreement between Registrant and Forum Financial Services, Inc. dated as of September 13, 1995 with respect to International Equity Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Portfolio, Schroder Global Asset Allocation Portfolio, Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio, Schroder Japan Portfolio, Schroder European Growth Portfolio, Schroder Asian Growth Fund Portfolio, Schroder United Kingdom Portfolio, and Schroder Global Growth Portfolio (see Note 2).


                  (10)     Not applicable.

                  (11)     Not applicable.

                  (12) Audited Financial Statements for the fiscal year ended May 31, 1998 including Report of Independent Accountants, Statements of Assets and Liabilities, Statements of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Fianncial Statements and Schedules of Investments for Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio Schroder and EM Core Portfolio (filed herewith).


                  (13)     Not applicable.

                  (14)     Not applicable.

                  (15)     Not applicable.


                  (16)     Not required.

                  (17)     Financial Data Schedules (filed herewith).

                  (18)     Not applicable.


         ---------------

         Notes:

         (1) Exhibit incorporated by reference as filed on PEA No. 4 via EDGAR on March 13, 1997, accession number
                  0000912057-97-008728.

         (2) Exhibit incorporated by reference as filed on PEA No. 9 via EDGAR on February 12, 1998, accession number
                  0001004402-98-000117.

         (3) Exhibit incorporated by reference as filed on PEA No. 11 via EDGAR on March 19, 1998, accession number
                  001004402-98-000199.

         (4) Exhibit incorporated by reference as filed on PEA No. 10 via EDGAR on February 27, 1998, accession number
                  001004402-98-000148.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.


ITEM 26.  NUMBER OF HOLDERS OF INTERESTS


           -------------------------------------------------------------------------- ------------------------------

           Title of Series                                                              Number of Interestholders
                                                                                         as of September 1, 1998

           -------------------------------------------------------------------------- ------------------------------

           -------------------------------------------------------------------------- ------------------------------

           International Equity Fund                                                                4

           -------------------------------------------------------------------------- ------------------------------

           Schroder EM Core Portfolio                                                              10

           -------------------------------------------------------------------------- ------------------------------
           -------------------------------------------------------------------------- ------------------------------

           Schroder International Smaller Companies Portfolio                                       2

           -------------------------------------------------------------------------- ------------------------------
           -------------------------------------------------------------------------- ------------------------------

           Schroder U.S. Smaller Companies Portfolio                                                5

           -------------------------------------------------------------------------- ------------------------------
           -------------------------------------------------------------------------- ------------------------------

           Schroder Emerging Markets Fund Institutional Portfolio                                   2

           -------------------------------------------------------------------------- ------------------------------
           -------------------------------------------------------------------------- ------------------------------

           Schroder Global Growth Portfolio                                                         4

           -------------------------------------------------------------------------- ------------------------------
           -------------------------------------------------------------------------- ------------------------------

           Schroder Asian Growth Portfolio                                                          1

           -------------------------------------------------------------------------- ------------------------------
           -------------------------------------------------------------------------- ------------------------------

           Schroder Japan Portfolio                                                                 1

           -------------------------------------------------------------------------- ------------------------------


ITEM 27.  INDEMNIFICATION


         Registrant currently holds a joint directors' and officers'/errors and omissions insurance policy pursuant to Rule 17d-1(d)(7).

         The general effect of Article 5 of Registrant's Trust Instrument (filed as Exhibit (1) and incorporated herein by reference) is to indemnify existing or former trustees and officers of Registrant to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its interestholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         The following is a description of any business, profession, vocation or employment of a substantial nature in which the investment adviser of the registrant, Schroder Capital Management International Inc. ("SCMI"), and each trustee or officer of the investment adviser is or has been, at any time during the past two years, engaged for his or her own account or in the capacity of trustee, officer or employee. The address of each company listed, unless otherwise noted, is 787 Seventh Avenue, 34th Floor, New York, NY 10019. Schroder Capital Management International Limited ("Schroder Ltd."), a United Kingdom affiliate of SCMI, provides investment management services to international clients located principally in the United Kingdom.


           ---------------------------------- ------------------------------------ ----------------------------------

           Name                               Title                                Business Connections

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           David M. Salisbury                 Chairman, Director                   SCMI


                                              ------------------------------------ ----------------------------------

                                              Chief Executive, Director            Schroder Ltd.*

                                              ------------------------------------ ----------------------------------

                                              Director                             Schroders plc.*

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Trustee and Officer                  Schroder Series Trust II

           ---------------------------------- ------------------------------------ ----------------------------------





           ---------------------------------- ------------------------------------ ----------------------------------

           Name                               Title                                Business Connections

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Richard R. Foulkes                 Deputy Chairman, Director            SCMI

                                              ------------------------------------ ----------------------------------

                                              Deputy Chairman                      Schroder Ltd.*

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           John A. Troiano                    Chief Executive, Director            SCMI

                                              ------------------------------------
                                                                                   ----------------------------------

                                              Chief Executive, Director            Schroder Ltd.*

                                              ------------------------------------ ----------------------------------
                                                                                   ----------------------------------

                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Sharon L. Haugh                    Executive Vice President, Director   SCMI

                                                                                   ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Director, Chairman                   Schroder Fund Advisors Inc.

                                              ------------------------------------ ----------------------------------

                                              Director                             Schroder Ltd.*

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Chairman, Director                   Schroder Capital Management Inc.

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Trustee                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Gavin D. L. Ralston                Senior Vice President, Managing      SCMI
                                              Director

                                              ------------------------------------ ----------------------------------

                                              Director                             Schroder Ltd.*

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Mark J. Smith                      Senior Vice President, Director      SCMI

                                              ------------------------------------ ----------------------------------

                                              Senior Vice President, Director      Schroder Ltd.*

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Director                             Schroder Fund Advisors Inc.

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Trustee and Officer                  Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Robert G. Davy                     Senior Vice President, Director      SCMI

                                              ------------------------------------ ----------------------------------

                                              Director                             Schroder Ltd.*

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services

           ---------------------------------- ------------------------------------ ----------------------------------





           ---------------------------------- ------------------------------------ ----------------------------------

           Name                               Title                                Business Connections

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Jane P. Lucas                      Senior Vice President, Director      SCMI

                                              ------------------------------------ ----------------------------------

                                              Director                             Schroder Fund Advisors Inc.

                                              ------------------------------------ ----------------------------------

                                              Director                             Schroder Capital Management Inc.

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           David R. Robertson                 Group Vice President                 SCMI

                                              ------------------------------------ ----------------------------------

                                              Senior Vice President                Schroder Fund Advisors Inc.

                                                                                   ----------------------------------
                                              ------------------------------------

                                              Director of Institutional Business   Oppenheimer Funds, Inc.
                                                                                   resigned 2/98

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Michael M. Perelstein              Senior Vice President, Director      SCMI

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Senior Vice President, Director      Schroders Ltd.*

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Managing Director                    MacKay Shields Financial
                                                                                   Corporation
                                                                                   resigned 11/96

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Louise Croset                      First Vice President, Director       SCMI

                                              ------------------------------------ ----------------------------------

                                              First Vice President                 Schroder Ltd.*

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Trustee and Officer                  Schroder Series Trust II

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Ellen B. Sullivan                  Group Vice President, Director       SCMI

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Director                             Schroder Capital Management Inc.

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Catherine A. Mazza                 Group Vice President                 SCMI

                                              ------------------------------------ ----------------------------------

                                              President, Director                  Schroder Fund Advisors Inc.

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Director                             Schroder Capital Management Inc.

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Trustee and Officer                  Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Heather F. Crighton                First Vice President, Director       SCMI

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              First Vice President, Director       Schroder Ltd.*

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Ira Unschuld                       Group Vice President                 SCMI

                                              ------------------------------------ ----------------------------------

                                              Officer                              Certain open end management
                                                                                   investment companies for which
                                                                                   SCMI and/or its affiliates
                                                                                   provide investment services

           ---------------------------------- ------------------------------------ ----------------------------------





           ---------------------------------- ------------------------------------ ----------------------------------

           Name                               Title                                Business Connections

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Paul M. Morris                     Senior Vice President                SCMI

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Director                             Schroder Capital Management Inc.

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Principal, Senior Portfolio Manager  Weiss, Peck & Greer LLC
                                                                                   resigned 12/96

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Susan B. Kenneally                 First Vice President, Director       SCMI

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              First Vice President, Director       Schroder Ltd.*

           ---------------------------------- ------------------------------------ ----------------------------------

           ---------------------------------- ------------------------------------ ----------------------------------

           Jennifer A. Bonathan               First Vice President, Director       SCMI

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              First Vice President, Director       Schroder Ltd.*

           ---------------------------------- ------------------------------------ ----------------------------------


*Schroder Ltd. and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom.


ITEM 29.  PRINCIPAL UNDERWRITERS

         (a) Forum Financial Services, Inc. is the Registrant's placement agent. Registrant has no underwriters.


         (b)      Not applicable.

         (c)      Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


         The accounts,  books and other  documents  required to be maintained by
         Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of SCMI (investment management records) and Schroder Fund Advisors, Inc. (administrator records), 787 Seventh Avenue, New York, New York, 10019, except that certain items are maintained at the following locations:

         (a) Forum Accounting Services, LLC, Two Portland Square, Portland, Maine 04101 (fund accounting records).

         (b) Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101 (corporate minutes and all other records required under the Subadministration Agreement).

         (c) Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101 (interestholder records).


ITEM 31.  MANAGEMENT SERVICES

         Not applicable.

ITEM 32.  UNDERTAKINGS

         None.

                                   SIGNATURES


Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 28th day of September, 1998.


                                                          SCHRODER CAPITAL FUNDS


                                                       By:/s/ Catherine A. Mazza
                                                              Catherine A. Mazza
                                                                  Vice President

                                INDEX TO EXHIBITS

Exhibit


(1) Trust Instrument of Registrant dated September 6, 1995 as amended November 30, 1995 and restated January 9, 1998.

(5)(e) Investment Subadvisory Agreement Between Registrant, SCMI and Schroder Investment Management International, Ltd. dated as of June 15, 1998 with respect to Schroder International Smaller Companies Portfolio.

(12) Audited Financial Statements for the fiscal year ended May 31, 1998 including Report of Independent Accountants, Statements of Assets and Liabilities, Statements of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Fianncial Statements and Schedules of Investments for Schroder U.S. Smaller Companies Portfolio, Schroder Global Growth Portfolio Schroder and EM Core Portfolio.

(17)     Financial Data Schedules.